Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS

DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED

WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE

CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

SERVICE AGREEMENT

BETWEEN

PLANET PAYMENT, INC.

AND

GLOBAL PAYMENTS DIRECT, INC.

TABLE OF CONTENTS

1.	Definitions	2
2.	Multi-Regional Agreement	11
3.	Dynamic Currency Conversion Program	12
4.	Multi-Currency Pricing Program	14
5.	MICROS Payment Gateway Services	16
6.	Responsibilities	17
7.	Revenue, Fees and Sharing of Costs	24
8.	Marketing and Sales Process	29
9.	Term of Agreement and Termination	31
10.	Infringement	32
12.	Security	35
13.	Regulatory and Network Compliance	35
14.	Confidentiality	36
15.	Audit and Examination	38
17.	Level of Care	43
18.	Intellectual Property	43
19.	Regulatory, Governmental and Other Third Party Consents	44
20.	Insurance	44
21.	Notices	45
22.	General	45

SCHEDULES:

Schedule 1: Revenue, Fees and Costs

Schedule 2: Service Level Standards

Schedule 3: Approved Currencies

Schedule 4: Sample Designated Territory Addendum

Schedule 5: Security

Schedule 6: Excluded Territories and Agreements

Schedule 7: Micros Payment Gateway Services

SERVICE AGREEMENT

THIS SERVICE AGREEMENT is made and entered into on the 1st day of May 1, 2015 with effect from the 1st day of June, 2015 (the “Effective Date”), by and between PLANET PAYMENT,  INC. a Delaware corporation with its principal place of business at 670 Long Beach Boulevard, Long Beach, New York 11561 (“Planet Payment”) and GLOBAL PAYMENTS DIRECT, INC.,    a New York corporation with its principal place of business at 10 Glenlake Parkway, North Tower, Atlanta, GA 30328 (“Acquirer”).

Recitals of Fact

WHEREAS, Planet Payment provides certain multi-currency processing and related technology services to acquirers, processors and their merchants including the dynamic currency conversion services as described herein;

WHEREAS, Acquirer (on behalf of a Card Association Member) provides credit and debit card processing, marketing, technology and related services to Merchants which accept Visa, MasterCard and other credit and debit cards approved for acceptance as a method of payment for goods and services; and

WHEREAS, Planet Payment and its subsidiaries and Acquirer’s subsidiaries in various countries have been working together to make dynamic currency conversion and certain other services available to Acquirer Merchants pursuant to those separate agreements between the various entities and the parties now desire to consolidate certain separate agreements and to establish a consolidated framework for their mutual cooperation around the world.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Planet Payment and Acquirer hereby agree as follows:

AGREEMENT

1.Definitions

As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

(a)Account Security Program shall mean Visa’s Card Information Security Protection (CISP) and Account Information Security (AIS) programs, MasterCard’s Site Data Protection (SDP) Program, including the Payment Card Industry Data Security Standards (PCI) and any analogous account information security program of any other Card Association whose Cards are included in the Program, as those account information security programs may be modified or replaced by the applicable Card Association from time to time, as well as any account or Personal Information security program that is imposed by any applicable governmental authority.

(b)Acquirer shall have the meaning ascribed to it in the preamble.

(c)Acquirer Indemnified Person(s) shall have the meaning ascribed to it in Section 10.1.

(d)Acquirer Merchant shall mean any Merchant having a merchant agreement with Acquirer (or an Affiliate of Acquirer) or Acquirer (or an Affiliate of Acquirer) and a member bank jointly.

(e)Acquirer Platform shall mean the processes, procedures, computer software, hardware and related equipment, including its merchant accounting system, as well as any additional elements of Acquirer’s authorization and communications network infrastructure, other than the Planet Payment Platform, used by Acquirer to receive, route, process, clear, account, convert, manage and store data relating to card Transactions, provided, operated or maintained by Acquirer directly or by third parties under contract with Acquirer and, where applicable, Acquirer Platform includes such processes, procedures, computer software, hardware and related equipment which are made available for use on behalf of Acquirer pursuant to a contract between Acquirer and another acquirer or processor.

(e)Acquirer Program or the “Program” shall mean Acquirer’s processing services in each Designated Territory as enhanced by Planet Payment in order for Acquirer to provide Dynamic Currency Conversion services on POS and ATM and Multi-Currency Pricing Services to current and prospective Acquirer Merchants pursuant to this Agreement.

(f)Acquirer Revenue shall mean the amount of Net FX Margin payable to Acquirer hereunder as set forth in Section 7.2(b) hereof.

(g)Acquirer Settlement Amount shall mean the amount received by or on behalf of the Acquirer from the Card Association with respect to a Transaction before deduction of any amount in respect of Interchange or fees charged by the Card Association in respect of that Transaction.

(h)Affiliate shall mean, with respect to a party, an entity that, directly or indirectly, controls, is controlled by, or is under common control with, such party.

(i)Agreement shall mean this agreement, together with all schedules annexed thereto and forming part thereof.

(j)Approved Currency shall mean those foreign currencies for which the Program is available to Acquirer Merchants in the relevant Designated Territory, as set forth in Schedule 3 attached hereto (or in any Designated Territory Addendum), which may be amended from time to time as agreed to in advance by the parties.

(k)Approved Quotation Standard shall mean the mutually agreed source for quotation of currency conversion rates used by Planet Payment as the standard for conversion rates in the Program.  Unless otherwise agreed to in advance in writing by the parties, the currency conversion rates as announced or published on each Banking Day by Visa and MasterCard in their Base II and VSS systems and GCMS systems, respectively, and in effect for the relevant banking day, shall be the Approved Quotation Standard for Visa Transactions and MasterCard Transactions, respectively.

(l)ATM shall mean an automated teller machine.

(m)Base Conversion Rate shall mean the currency conversion rate announced or published by the Approved Quotation Standard for the Approved Currency in which the Cardholder’s Card is denominated that is applicable on the date of the Transaction.

(n)Banking Day shall mean each day on which banks generally are open for business in the relevant Designated Territory.

(o)BIN shall mean Bank Identification Number as defined by applicable Visa Rules.

(p)Bulk File shall mean the file containing Merchant Outlet set-up information (and any amendments thereto from time to time) and the interface and process for uploading such file to the Planet Payment Platform, which is to be used by Acquirer for the purposes of the Acquirer Program.

(q)Card shall mean a debit or credit card that is either a MasterCard Card or a Visa Card or another branded credit or debit card, which the parties may agree in writing to include in the Program.

(r)Card Association shall mean MasterCard, Visa and any other organization that issues or authorizes the issuance of a Card.

(s)Cardholder shall mean the authorized user of a Card.

(t)Cardholder and Payment Transaction Information shall mean any information evidencing either (i) a Cardholder’s Personal Information or (ii) transaction data for activity consummated with credit, debit or other types of cards, including electronic, written and other forms of data.  This definition also incorporates other, similar terms in this Agreement, including “cardholder data” and “cardholder information.”

(u)Cardholder Settlement Amount shall mean the amount of the Transaction agreed to by the Cardholder and submitted for clearing and settlement to the applicable Card Association with respect to a Transaction, which (i) for a DCC Transaction shall be an amount equal to the Purchase Amount as converted, at the Effective Exchange Rate, into the Approved Currency in which the Cardholder’s Card is denominated, (ii) for an MCP Transaction shall be an amount equal to the price of the goods and services purchased by the Cardholder, denominated in the Approved Currency selected by the Cardholder. and (iii) for any other Transaction shall be an amount equal to the Purchase Amount. The Cardholder Settlement Amount is the amount that is submitted to the Card issuer and should appear on a Cardholder’s billing statement with respect to a Transaction.

(v)Chargeback shall mean a reversal of a debit or credit Transaction initiated by an issuer of a Card, as more specifically defined and set out in the Rules.

(w)Confidential Information shall have the meaning set forth in Section 14.1.

(x)Credit shall mean a transaction that results in a positive adjustment to a Cardholder's account, initiated by a Merchant.

(y)Currency Conversion Mark-up shall mean the percentage set by the Acquirer and referred to in Section 7.1.

(z)DCC at ATMs Program shall mean Planet Payment’s program for the provision of Dynamic Currency Conversion services at ATMs.

(aa)DCC Transaction shall mean a Foreign Transaction which is conducted at a POS or ATM, in which: (i) the Card presented for payment is denominated in an Approved Currency; (ii) the Cardholder chooses to effect the Transaction in such Approved Currency; and (iii) Acquirer acquires the Transaction pursuant to this Agreement under its, or its principal member’s Card Association license to acquire Transactions in the relevant Designated Territory, excluding such Transactions which the parties may mutually agree shall be excluded from the Program (e.g. Transactions involving cards from particular issuers).

(bb)Designated Territory shall mean each country or territory with respect to which the parties (and, as applicable, their Affiliates) execute a Designated Territory Addendum, and references herein to the Designed Territory shall refer to the relevant Designated Territory, as may be applicable in the circumstances.

(cc)Designated Territory Addendum shall mean an addendum to this Agreement which may be entered into by the parties (and their Affiliates) from time to time pursuant to which a Designated Territory shall be added to this Agreement and setting forth special terms which shall apply to the Acquirer Program and the provision by Planet Payment of its services to be provided hereunder in each such Designated Territory, a sample form of which is attached hereto in Schedule 4.

(dd)Domestic Transaction shall mean a Transaction initiated using a Card that is denominated in the Merchant’s Local Currency, as well as a Transaction initiated using a Card issued in the same Designated Territory as the Merchant Outlet at which the Transaction occurs.

(ee)Dynamic Currency Conversion or “DCC” shall mean (i) in the context of sales of goods and services, the conversion at the Point of Sale of the Merchant’s Local Currency into a different billing currency, as agreed upon by the Cardholder and Merchant, in accordance with applicable Card Association Rules; and (ii) in the context of cash withdrawal transactions from an ATM, the conversion, at the ATM, of the currency in which cash is dispensed from the ATM into a different billing currency, as agreed upon by the Cardholder in response to prompts on the ATM screen, in accordance with applicable Card Association Rules.

(ff)Effective Exchange Rate shall be calculated by multiplying the Base Conversion Rate by the Currency Conversion Mark-up and adding such product to (or subtracting from as the case may be) the Base Conversion Rate.

(gg)EMV Compliant shall have the meaning defined in the Visa and MasterCard Rules respectively, as may be applicable.

(hh)Foreign Transaction shall mean a Transaction initiated using a Card that is denominated in a currency other than the Merchant’s Local Currency (excluding Cards issued in the same Designated Territory as the Merchant Outlet at which the Transaction occurs).  Foreign Transactions include DCC Transactions, Opt Out Transactions, Non-Approved Currency Transactions and MCP Transactions.

(ii)Gateway Merchant shall mean a Merchant that (i) Acquirer has referred to Planet Payment for Gateway Services pursuant to the terms of Section 5 of this Agreement and (ii) has entered into an agreement for Gateway Services.

(jj)Gateway Services shall mean the services of Planet Payment’s MICROS Payment Gateway, as further described in Schedule 7.

(kk)Gross FX Margin shall mean (i) with respect to any DCC Transaction at POS, the amount by which the Acquirer Settlement Amount differs from the Purchase Amount for that DCC Transaction; (ii) with respect to any DCC Transaction at ATM, the amount by which Acquirer’s Settlement Amount differs from the amount of cash disbursed; and (iii) with respect to any MCP Transaction, the amount by which the Acquirer Settlement Amount differs from the Merchant Settlement Amount for that MCP Transaction, in each case, provided that if the Acquirer Settlement Amount is denominated in a different currency to the Merchant’s Local Currency, then for the purpose of calculating the Gross FX Margin, the Purchase Amount shall mean the amount of a Transaction converted into the currency in which the Acquirer Settlement Amount is denominated, using the currency conversion rate announced or published by the Approved Quotation Standard that is applicable on the Transaction date.

(ll)Infringement Claim shall mean any actual or threatened claim, suit or proceeding alleging that any aspect or component of, or process used in connection with or relating in any way to, (i) the Planet Payment Platform, (ii) the Planet Payment Processing Services (including all software used in connection therewith), (iii) the Planet Payment Switch, (iv) the Planet Payment Merchant Accounting System,  (v) Planet Payment IP, (vi) any specifications for software applications applicable to any POS terminals which specifications are developed or provided by Planet Payments, including, but not limited to, the POS Terminal and Planet Payment terminal switch specification, or (vii) any product or process that incorporates any of the above, infringes any copyright, patent, trade secret or other intellectual property or industrial property right of any third party, whether by way of direct infringement, contributory infringement, inducement of infringement, or joint infringement.

(mm)ICA shall mean Interbank Card Association number as defined by MasterCard Rules.

(nn)Interchange shall mean the charges levied by Visa or MasterCard for the processing of transactions, as more fully described in the Rules.

(oo)Interchange Differential shall have the meaning ascribed to it in Section 7.8.

(pp)IP shall mean: (i) patents, trademarks, service marks, trade names, domain names, copyrights, designs and trade secrets, (ii) inventions, discoveries, ideas, processes, formulae, methods, schematics, intellectual property, know-how, computer software programs (including, without limitation, source code, operating systems, applications, documentation, specifications, files, and other materials related thereto), published and unpublished works of authorship, data and databases, (iii) other tangible or intangible proprietary or confidential information and materials, and (iv) all applications for or registrations of any of the foregoing and all rights in or to any of the foregoing including, without limitation, under licenses or other arrangements with other persons.

(qq)MasterCard Card shall mean a Card issued by a financial institution under the service marks of MasterCard.

(rr)MasterCard shall mean MasterCard, Incorporated (a Delaware corporation).

(ss)MCP Designated Territory shall mean a Designated Territory for which the relevant Designated Territory Addendum specifies that MCP Services shall be provided in such Designated Territory.

(tt)MCP Services shall mean the Planet Payment services described in Section 4 hereof.

(uu)MCP Transaction shall mean a Transaction in an MCP Designated Territory where  (i) the Merchant prices its goods and services in at least one Approved Currency, (ii) the Cardholder chooses to effect the Transaction in such Approved Currency, (iii) the Approved Currency differs from the Merchant’s Local Currency, and (iv) the Acquirer acquires the Transaction pursuant to this Agreement, under Acquirer’s license to acquire Transactions in the Designated Territory. For purposes of clarity, a Transaction that meets the foregoing description but does not occur in an MCP Designated Territory and does not utilize Planet Payment’s MCP Services shall not be deemed to be an MCP Transaction.

(vv)Merchant shall mean an entity that is permitted to accept Cards as a means of payment for goods and services and where applicable to disburse cash in connection with the sales of such goods and services, in accordance with the applicable Rules.

(ww)Merchant’s Local Currency shall mean the official currency in the Designated Territory where the Merchant Outlet is located unless otherwise agreed by the parties.

(xx)Merchant Outlet shall have the meaning defined in the Visa Rules.

(yy)Merchant Revenue shall have the meaning as defined in Section 7.2(a).

(zz)Merchant Settlement Amount shall mean the amount payable to an Acquirer Merchant in respect of a Transaction pursuant to the Merchant services agreement between the Acquirer Merchant and Acquirer, before deduction of any amount chargeable by the Acquirer pursuant to the Merchant services agreement for the processing of such Transaction, as reported to Acquirer by Planet Payment pursuant to this Agreement and in the case of MCP Transactions such amount being the amount resulting from the conversion of the Purchase Amount to Merchant’s Local Currency by Planet Payment pursuant to this Agreement.  Amounts deducted shall include for this purpose all Interchange and assessments charged by the Card Association, with respect to such Transaction, whether or not separately billed to the Acquirer Merchant.

(aaa)MICROS shall mean MICROS Systems, Inc. and its Affiliates, their successors and assigns.

(bbb)MICROS Designated Territory shall mean a Designated Territory for which the relevant Designated Territory Addendum specifies that Gateway Services shall be provided in such Designated Territory.

(ccc)Monthly Total Fees shall have the meaning set forth in Section 7.4(d).

(ddd)Multi-Currency Pricing or MCP shall mean the offering, by a Merchant to a Cardholder at the Point of Sale, of goods and services priced in a choice of Transaction currencies, prior to the Cardholder’s presentation of a Card, where the Cardholder chooses to effect the Transaction in an Approved Currency.

(eee)Net FX Margin shall equal the Gross FX Margin less Merchant Revenue and Program Costs.

(fff)Non-Approved Currency Transaction shall mean a Foreign Transaction in which the Card presented for payment is denominated in a currency that is not an Approved Currency.

(ggg)Non-DCC Transactions shall mean Domestic Transactions, Non-Approved Currency Transactions and Opt-Out Transactions.

(hhh)Opt Out Transaction shall mean a Foreign Transaction that is eligible to be processed as a DCC Transaction but where the Cardholder does not choose to complete the Transaction in the currency of the Card.  Opt Out Transactions are effected in the Merchant’s Local Currency.

(iii)PA-DSS shall mean the Payment Application Data Security Standard from time to time in effect, or its equivalent, or successor standard, as issued by the PCI Security Standards Council, or its successor.

(jjj)Person or person shall mean any individual or entity other than a party.

(kkk)Personal Information shall mean full names, social security numbers, passport numbers, credit card numbers (whether or not in combination with an expiration date, security code or cardholder’s name) and any other information that relates to an individual who can be identified from that information or from that information and other information in the possession or likely to come into the possession of the person receiving the data. Personal Information shall also include any information that would be considered “nonpublic personal information” under the Gramm-Leach-Bliley Act of 1999 or any analogous term under any other applicable privacy or consumer protection law.

(lll)Planet Payment shall have the meaning ascribed to it in the preamble.

(mmm)Planet Payment Merchant Accounting System or MAS shall mean the processing system owned and operated by Planet Payment that incorporates methodologies to make a financial record of Transactions as between an Acquirer Merchant, Acquirer and a Card Association; calculates and effects settlement of payments, costs, and adjustments with respect to Transactions; prepares statements concerning payments, costs, and adjustments with respect to Transactions; and has such other features related to the reconciliation, reporting and settlement of Transactions as may be required by Planet Payment.  The Planet Payment Merchant Accounting System is part of the Planet Payment Platform.

(nnn)Planet Payment Platform shall mean the processes, procedures, systems, computer software, hardware and related equipment (including the Planet Payment Merchant Accounting System) used (a) to receive, route, process, clear, account, convert, manage and store data relating to single or multi-currency Card Transactions pursuant to the terms and conditions as contained herein (including Planet Payment Switch and Multi-Currency Processing technology, and the software that identifies the currency of the Card, however that identification is accomplished) and (b) in performing any of the services hereunder, including the Planet Payment Processing Services that are provided, operated or maintained by Planet Payment directly or by third parties under contract with Planet Payment.

(ooo)Planet Payment Processing Services shall mean the authorization, clearing and settlement processes to be effected by Planet Payment for purposes of the Acquirer Program, with respect to Transactions presented to Planet Payment by Acquirer, and shall include provision of the Planet Payment Switch.

(ppp)Planet Payment Revenue shall mean the amount of Net FX Margin payable to Planet Payment hereunder.

(qqq)Planet Payment Switch shall mean Planet Payment’s authorization host and POS interface system.

(rrr)Point of Sale or POS shall mean the Merchant’s system, or device for dealing with Cardholders and effecting Transactions, including but not limited to a Card terminal, integrated sales property, point of sale management solution, or Internet website interface.

(sss)Presentment Gain shall mean a Settlement Gain created in a Foreign Transaction not presented to Planet Payment in a timely manner as prescribed in Section 7.5(b).

(ttt)Presentment Loss shall mean a Settlement Loss created in a Foreign Transaction not presented to Planet Payment in a timely manner as prescribed in Section 7.5(b).

(uuu)Program Costs shall mean the costs incurred by Acquirer for the purposes of the Acquirer Program as set forth in this Agreement and in Schedule 1 including, but not limited to, those related to the [*] fees, all [*] fees (including but not limited to [*] fees), all fees and costs incurred for [*] for [*] to enable [*] to recognize the [*],[*] expenses to enable the [*] fees, and any other fees referenced herein or on Schedule 1 as Program Costs.

(vvv)Purchase Amount shall mean (i) in the case of a DCC Transaction, the amount of a Transaction denominated in the Merchant’s Local Currency or the currency in which an ATM dispenses cash,  and (ii) in the case of an MCP Transaction,  the amount of a Transaction denominated in the Approved Currency in which the Merchant prices its goods and services for sale, at the particular Merchant Outlet in which the Transaction occurred, in all such cases prior to any conversion under the Program.

(www)Rules shall mean the bylaws, rules, regulations and procedures imposed by a Card Association, as they may be amended or supplemented from time to time.

(xxx)Service Level Standards shall mean the service level standards set forth in Schedule 2.

(yyy)Settlement Gain shall mean the amount by which the Gross FX Margin exceeds the Target FX Margin.

(zzz)Settlement Loss shall mean the amount by which the Target FX Margin exceeds the Gross FX Margin.

(aaaa)Sponsor shall mean the Card Association member which sponsors Acquirer’s activities in the Designated Territory.

(bbbb)Target FX Margin shall mean (i) in the case of a DCC Transaction the Purchase Amount multiplied by the Currency Conversion Mark-up, or (ii) in the case of an MCP Transaction the Purchase Amount multiplied by the Currency Conversion

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Mark-up (for the purposes of conversion to the Merchant’s Local Currency), as the case may be.

(cccc)Term shall have the meaning set out in Section 9.1 hereof.

(dddd)Termination Assistance Period shall have the meaning set out in Section 9.5 hereof.

(eeee)Timing Chart shall have the meaning set out in Exhibit A to Schedule 2.

(ffff)Transaction shall mean the purchase, or return for refund, by a Cardholder of goods or services at a Merchant by use of a Card, or a cash disbursement with such purchase (if and to the extent permitted by the Rules) by use of a Card.

(gggg)VAR shall mean a value added reseller, including any gateway, terminal or point of sale provider, that facilitates the authorization or clearing of Transactions for the purposes of the Program.

(hhhh)Visa shall mean Visa, Inc. (a Delaware corporation) and its subsidiaries and Visa Europe (a membership association).

(iiii)Visa Card shall mean a Card that has been issued by a financial institution under the service marks of Visa.

The terms defined in this Section 1 have the correlative meanings when used in the singular or plural, as the context requires or implies.  References in this Agreement to articles, sections, subsections and schedules are to articles, sections, subsections and schedules of this Agreement unless specifically stated otherwise.  Other defined terms applicable to this Agreement may appear in the schedules or elsewhere in this Agreement.

2.Multi-Regional Agreement

2.1The parties acknowledge that they and their respective Affiliates have entered into various agreements for the provision of the services set forth herein in different jurisdictions around the world.  It is intended that this Agreement shall apply to all territories served by Acquirer and Planet Payment and shall replace all agreements for the provision of the services described herein presently in effect between the parties, other than as otherwise expressly set forth at Schedule 6 hereof, and subject to the terms of each Designated Territory Addendum.

2.2.The parties intend to enter into a Designated Territory Addendum with respect to each Designated Territory, which is to be subject to this Agreement and with effect from the effective date of each Designated Territory Addendum:

(a)The provisions of this Agreement shall apply to the Acquirer Program in such Designated Territory.

(b)The previous agreement between the parties and their Affiliates relating to such Designated Territory, as specified in the Designated Territory Addendum, shall be terminated and shall cease to have any further force or effect with respect to any Transactions processed in such Designated Territory on or after the effective date of the relevant Designated Territory Addendum. Such termination shall not affect the rights and obligations respectively of the parties with respect to any Transactions processed prior to the effective date of the relevant Designated Territory Addendum.

(c)The additional parties to the Designated Territory Addendum shall assume the terms and conditions of this Agreement, as modified by the relevant Designated Territory Addendum.

2.3In the event of any conflict between the provisions of this Agreement, any Designated Territory Addendum, and any mutually agreed-upon specifications with respect to any of the services to be provided hereunder, solely as it relates to the relevant Designated Territory and the parties to such Designated Territory Addendum, the order of priority shall be: (i) the Designated Territory Addendum; (ii) this Agreement; and (iii) any mutually agreed-upon specifications, except that the terms of any mutually agreed-upon specifications shall take priority over any conflicting terms contained in Section 3 or 4 of this Agreement, and over such variations to Section 3 or 4 as may be contained in the Designated Territory Addendum to which such specifications relate.

2.4Each Designated Territory Addendum shall have effect and be interpreted independently of each other Designated Territory Addendum and may be separately modified, terminated or extended without affecting any other Designated Territory Addendum.

3.Dynamic Currency Conversion Program

During the Term and, if applicable, any Termination Assistance Period, Planet Payment shall provide the services described herein for use in connection with the DCC Transactions of Acquirer Merchants located in the Designated Territory.  Planet Payment shall provide the services described herein in compliance with the provisions of this Agreement, each Designated Territory Addendum and with mutually agreeable specifications. The following is a description of some of the services in the context of a DCC Transaction subject to any amendments which may be set forth in each Designated Territory Addendum:

3.1An Acquirer Merchant prices its goods or services in the Merchant’s Local Currency, and a Cardholder decides to purchase such goods or services and presents his Card.

3.2The Acquirer Merchant swipes or inserts the Cardholder’s Card on a POS terminal owned or provided by Acquirer (or Merchant) that is enabled with software to allow for the processing of DCC Transactions.  The POS terminal application determines whether the Transaction is a Foreign Transaction or Domestic Transaction.  All Foreign Transactions will initially be routed to Planet Payment via the existing network infrastructure, communications links, and interfaces owned by Acquirer (or a third person) and in mutually agreed formats.  Domestic Transactions will not be routed to Planet Payment, but instead will be routed by the POS terminals via the Acquirer’s existing network to the Acquirer, and all such Domestic Transactions shall be authorized, cleared and settled by Acquirer (or a third person). Planet Payment will not be entitled to any compensation hereunder for Domestic Transactions.

3.3Prior to submission to the applicable Card Association for authorization and clearing, Planet Payment will identify all Foreign Transactions routed to it by the Acquirer Merchants’ POS terminals as either eligible for processing as a DCC Transaction, or not (i.e., Non-Approved Currency Transactions).  If Planet Payment determines that a Foreign Transaction is a Non-Approved Currency Transaction, prior to submission to the applicable Card Association for authorization, it shall respond to the Acquirer Merchant’s POS terminal with a message indicating “un-supported currency” and the Acquirer Merchant’s POS terminal shall then reformat the authorization message and route it to the Acquirer Platform. All such Non-Approved Currency Transactions routed to the Acquirer, shall be authorized, cleared, and settled by Acquirer (or a third person). Planet Payment will not be entitled to any compensation hereunder for Non-Approved Currency Transactions.

3.4Planet Payment shall convert the Purchase Amount of all DCC-eligible Transactions (i.e., Foreign Transactions except Non-Approved Currency Transactions) to the Approved Currency in which the particular Card is denominated at the “Effective Exchange Rate,” which shall be calculated by multiplying the Base Conversion Rate by the Currency Conversion Mark-up, and adding such product to the Base Conversion Rate.  The Cardholder Settlement Amount, along with the Effective Exchange Rate, shall then be communicated by Planet Payment back to the Merchant for communication to the Cardholder in accordance with the Rules applicable to DCC.  Planet Payment shall submit the transaction to the applicable Card Association for authorization after looking up the appropriate rate, as described above in this Section. Authorization may occur prior to or after communicating the rate and Cardholder Settlement Amount back to the Merchant for communication to the Cardholder, as agreed to by the parties depending on the POS environment.

3.5If the Cardholder does not choose to complete the Transaction in the Approved Currency of the Card, the Transaction becomes an Opt Out Transaction.  Planet Payment shall respond to the Acquirer Merchant’s POS terminal with a message indicating that the Cardholder has “opted out” and the Acquirer Merchant’s POS terminal shall then reformat the authorization message and route all such Opt Out Transactions to the Acquirer Platform, where they shall be authorized (if necessary), cleared, and settled by Acquirer (or a third person). Planet Payment will not be entitled to any compensation hereunder for Opt Out Transactions.

3.6Pursuant to Section 3.4 above, Planet Payment will submit an authorization request for each such DCC eligible Transaction to the applicable Card Association utilizing Planet Payment’s Visa or MasterCard authorization interface, in an amount equal to the Cardholder Settlement Amount (in the Approved Currency of the Card).

3.7All approvals and declines of authorization requests for Transactions shall be routed by Planet Payment to the Acquirer Merchant via the Acquirer Platform.

3.8For DCC Transactions that are authorized by the relevant Card Association, each Acquirer Merchant will initiate Transaction batch closings from its POS terminal.  The Planet Payment Switch will receive the batch close command and will prepare the Transactions for clearing to the Planet Payment Merchant Accounting System.  The Planet Payment Merchant Accounting System will receive inbound Transaction files from the Planet Payment Switch and will send authorization log files, settlement files and merchant funding files to Acquirer Platform in mutually agreed formats and at mutually agreeable intervals.  Acquirer will out-process the

Transactions to Visa and MasterCard through the Acquirer Platform in the Cardholder Settlement Amount.

3.9Once the DCC Transaction has been cleared to the issuer of the Card, the Card Association will settle the Transaction by funding the BIN/ICA account established for Transactions processed by the Acquirer Platform in the Designated Territory in the Acquirer Settlement Amount.  The Acquirer Settlement Amount may differ from the amount submitted to the Card Association for authorization, due to exchange rate fluctuations between the time of authorization and the time of settlement.  Such fluctuation creates a Settlement Gain or Settlement Loss, explained further in Section 7.5(a).  The Acquirer (or the relevant Sponsor) shall be responsible for funding Acquirer Merchants for DCC Transactions in accordance with the terms of the agreement between such Acquirer Merchants and Acquirer.

3.10On each Banking Day, Acquirer will provide to Planet Payment, in a mutually agreed format, the designated clearing data files regarding each DCC Transaction submitted to and received from the Card Associations to enable Planet Payment to make calculations and generate reports relating to the Program as required under this Agreement.

3.11 In the case of a Chargeback, Acquirer will receive Chargeback data from the applicable Card Association.  Acquirer will provide such information to Planet Payment, and Acquirer will be responsible for all Chargeback reporting.

3.12If Acquirer chooses to re-present the Chargeback, Acquirer will out-process the re-presented sales (or credits) to the applicable Card Association.  Acquirer will provide to Planet Payment re-presentment data out-processed to the applicable Card Association.  In addition, Acquirer will provide to Planet Payment on a daily basis a data file containing all exception items that are not included in the daily files received from each Card Association, including but not limited to all items rejected by the Acquirer Platform, all items rejected by the Card Association edit packages, and all re-presentments input into the Acquirer Platform relating to Foreign Transactions processed through the Planet Payment Platform.

3.13Using the DCC at ATMs Program, when a Cardholder inserts a Card at an ATM, the ATM determines if the Card is eligible for the DCC at ATMs Program.  If so, the Cardholder is presented with the option to be charged for the ATM withdrawal in the currency in which the Card is denominated and is shown the conversion rate and withdrawal amount in both the withdrawal currency and the currency in which the Card is denominated, in order to assist the Cardholder in making a decision. If the Cardholder “opts in” and decides to be charged for the withdrawal in the currency of the Card, the withdrawal is authorized and submitted to the relevant network for clearing and settlement in the currency of the Card. However, upon settlement to the Acquirer, the withdrawal Transaction is converted back into the settlement currency so that Acquirer can pay the ATM operator in the local currency, such that the ATM provider gets paid what it expected to get paid, i.e. the original price of the withdrawal in its local currency (plus any ATM usage  fee and less the usual processing fees). The Cardholder is billed the exact amount, in his local currency, as shown on the ATM screen that the Cardholder accepted electronically.  The ATM receipt reflects both the amount of the withdrawal in the local currency and the amount that Cardholder has agreed to be charged in the currency of the Card.  Fees relevant to the DCC at ATMs Program shall be as set forth on Schedule 1 of this Agreement.

4.Multi-Currency Pricing Program

This Section 4 shall apply only with respect to the MCP Designated Territories and shall have no effect in any other territory, including any other Designated Territory or any excluded territory listed in Schedule 6. During the Term and, if applicable, any Termination Assistance Period, at Acquirer’s request, Planet Payment shall provide the services described herein for use in connection with the MCP Transactions of Acquirer Merchants located in the MCP Designated Territory.  Planet Payment shall provide the services described herein in compliance with the provisions of this Agreement, each Designated Territory Addendum and mutually agreeable specifications. With respect to any new MCP Designated Territories agreed after the date hereof, the obligations in this Section 4 shall be subject to completion of implementation of the Acquirer MCP Program in accordance with a project implementation plan to be mutually agreed upon. .  The following is a description of some of the services in the context of an MCP Transaction, subject to any amendments which may be set forth in each Designated Territory Addendum:

4.1An Acquirer Merchant prices its goods or services in one or more Approved Currencies and a Cardholder decides to purchase such goods or services at a price denominated in an Approved Currency and presents his Card for such purchase.

4.2The Cardholder enters his Card details on Merchant’s  Internet website or the Acquirer Merchant swipes or inserts the Cardholder’s Card on a POS terminal owned or provided by Acquirer (or Merchant) that is enabled with software to allow for the processing of MCP Transactions, or keys the Card details into a virtual terminal.  All MCP Transactions will be routed to Planet Payment via the existing network infrastructure, communications links, and interfaces owned by Acquirer (or a third person) and in mutually agreed upon formats.  Domestic Transactions will not be routed to Planet Payment, but instead will be routed by the POS via the Acquirer’s existing network to the Acquirer, and all such Domestic Transactions shall be authorized, cleared and settled by Acquirer. Planet Payment will not be entitled to any compensation hereunder for Domestic Transactions.

4.3Planet Payment will submit an authorization request for each MCP Transaction received by the Planet Payment Platform to the applicable Card Association utilizing Planet Payment’s Visa or MasterCard authorization interface, in an amount equal to the Cardholder Settlement Amount in the Approved Currency selected by the Cardholder.

4.4If the MCP Transaction is duly authorized by the Card Association, Planet Payment shall calculate the Merchant’s Settlement Amount by converting the Purchase Amount of such MCP Transaction from the Approved Currency in which the Transaction is priced, to the Merchant’s Local Currency at the “Effective Exchange Rate,” which shall be calculated by multiplying the Base Conversion Rate by the Currency Conversion Mark-up, and adding (or subtracting, as the case may be) such product to the Base Conversion Rate.  The Merchant Settlement Amount, along with the Effective Exchange Rate, shall then be communicated by Planet Payment back to the Merchant as part of the authorization message.

4.5If required by Acquirer or any particular Acquirer Merchant, Planet Payment shall make available tables of applicable Effective Exchange Rates for download by Acquirer Merchants.

4.6The provisions of Sections 3.7 through 3.12 of this Agreement shall apply to MCP Transactions in the same manner that they apply to DCC Transactions.

5.MICROS Payment Gateway Services

This Section 5 shall apply only with respect to MICROS Designated Territories and shall have no effect in any other territory, including any other Designated Territory or any excluded territory listed in Schedule 6.

5.1Gateway Services.

(a)During the Term and, if applicable, any Termination Assistance Period, at Acquirer’s request, in each MICROS Designated Territory, Planet Payment shall provide to the Gateway Merchants the Gateway Services, with effect from the effective date of the relevant Designated Territory Addendum or such later date as mutually agreed by the parties.  The Gateway Services are subject to fees as set forth on Schedule 1 of this Agreement.

(b)Transaction Processing.  Planet Payment will authorize all Transactions received via the Gateway Services, including all Non-DCC Transactions, in accordance with the terms of this Agreement, except that with respect to any Domestic Transaction or Non-Approved Currency Transaction there shall be no conversion of the currency of the Transaction prior to authorization.  The provisions of Sections 3.8, 3.9 and 3.10 of this Agreement relating to batch closing and clearing and Settlement of Transactions shall apply to all Transactions authorized hereunder, including all Non-DCC Transactions.  The remaining provisions of this Agreement shall apply to Transaction Processing under this Section 5 to the extent applicable except that notwithstanding any other provision of this Agreement Planet Payment shall process Non-DCC Transactions in the manner set forth in this Section 5 and shall be entitled to be paid for such processing as set forth in this Section 5 and Schedule 1 hereto.

(c)Implementation.  The parties shall work together to develop and agree on an implementation plan for each MICROS Designated Territory detailing all steps to be undertaken by each party in order to implement the Gateway Services in accordance with this Section 5.

(d)Training.  Planet Payment will provide Acquirer employees training regarding the Gateway Services for the fees set forth in Schedule 1 hereto.

(e)Merchant Support. Planet Payment warrants and undertakes that MICROS shall be responsible for first-level customer support of the Gateway Merchants, which support shall include: (i) installation of the Gateway Services at the Gateway Merchant’s location, including testing to ensure the installation is operational; (ii) the fielding of and response to any question or query related to the Gateway Services; (iii) the deployment of certified terminals to the Gateway Merchants; and (iv) the training of the Gateway Merchants with respect to the operation of the certified terminal applications and best practices as necessary to ensure compliance with applicable Card Association regulations related to the offering of the Gateway Services to the Gateway Merchants’ customers, in accordance with the training materials and instructions provided by MICROS and Planet Payment. Gateway Merchant shall be solely responsible for payment to MICROS (pursuant to a separate agreement with MICROS) for any services, which are to be provided by MICROS, in relation to which Acquirer shall have no liability or responsibility in respect thereof whatsoever.

(f)Service Level Standards.  Planet Payment agrees that the service level standards applicable to the Gateway Services shall be the same as set forth in Schedule 2 of this Agreement. Acquirer will exercise commercially reasonable efforts to notify Planet Payment of service level deficiencies with respect to the Gateway Services within twenty-four (24) hours of deterioration to aid Planet Payment in curing all deficiencies.

5.2Acquirer Obligations.

(a)Marketing Materials. In marketing the Gateway Services to the Acquirer’s Merchants, Acquirer shall only use such materials as (i) have been previously developed by Acquirer in connection with marketing activities for any MICROS products and have not been materially modified with respect to the products covered thereby or (ii) have been either provided or approved in writing by Planet Payment. Any changes in such materials shall be subject to the prior review and written approval of Planet Payment.

(b)Merchant Agreements.  Acquirer shall submit to Planet Payment a completed Gateway Services application for each Acquirer Merchant that wishes to purchase the Gateway Services and Acquirer shall enter into an agreement for the Gateway Services with Merchants, in such form as Planet Payment may reasonably agree, which agreement shall contain such terms and conditions of use as Planet Payment may notify Acquirer from time to time. Acquirer shall be solely responsible for negotiating all terms with its Merchants for use of the Gateway Services.

5.3Subcontractors. MICROS shall not be deemed to be a sub-contractor with respect to services that it provides to Acquirer or Acquirer’s Merchants.

5.4Warranties. Planet Payment warrants that the Gateway Services shall operate substantially in accordance with the provisions of this Agreement and in particular in accordance with the applicable Service Level Standards.  In the event of any failure of the Gateway Services to so operate Planet Payment’s sole obligation shall be to remedy the Gateway Services in accordance with the applicable Service Level Standards and to pay any charges set forth therein and no failure of the Gateway Services shall result in any damages or any refund of fees previously paid to Planet Payment.  This provision shall not limit the indemnification provisions of this Agreement.

6.Responsibilities

6.1BINs and ICAs.  Acquirer will arrange to make available a separate BIN and ICA to process and receive settlement funding of all Foreign Transactions processed by Planet Payment in the Designated Territory. The costs of the procurement of such BIN and ICA, as well as any annual fees associated with such BIN and ICA, will accrue to the Program Costs.  Planet Payment shall provide reasonable assistance to Acquirer in applying for the relevant BINs and ICAs and shall configure them as necessary to provide the Acquirer Program and to implement Acquirer’s reporting requirements for Visa and MasterCard Transaction settlement.  Planet Payment agrees that such BINs and ICAs shall be used exclusively for the benefit of the Acquirer.  At no time shall Planet Payment have access to any settlement proceeds relating to any BIN or ICA associated with Acquirer or any member.

6.2POS Modifications, Certifications and Costs; Interchange Compliance Upgrades

(a)A number of POS terminal models and applications have been certified for use in each Designated Territory and will be compatible with the Acquirer Platform.  At no charge, Planet Payment shall, upon Acquirer’s request, provide reasonable assistance to the providers of POS terminals used by the Acquirer Merchants in developing applications for additional POS terminal models for use with the Program in the Designated Territory, as well as any necessary modifications to POS devices and applications in order to enable them to operate with the Program. The POS Terminal and Planet Payment terminal switch specification is available free of charge upon request. Planet Payment shall ensure that (a) such applications or modifications thereto meet its certification standards; and (b) the specifications provided by Planet Payment are compatible with the Acquirer Platform, are EMV Compliant (or will be when EMV compliance is required by any of the major card brands or regulators in the Designated Territory) and comply with the Account Security Program, PA-DSS and the Rules and in particular, but without limitation include a specification for the receipt to be printed at the POS terminal for DCC Transactions, which is compliant with the Rules relating to DCC. Planet Payment shall certify such applications and modifications to the Planet Payment Platform.  There shall be no charge for any certification provided in the foregoing sentence. Any costs incurred in connection with this Section 5.2 by Acquirer shall accrue to the Program Costs.

(b)Planet Payment agrees that it shall have no ownership of, or proprietary interest in, any software application developed for the POS devices in connection with the Program, including any modifications thereto, and that all such ownership and proprietary interest shall reside with Acquirer or the POS manufacturer, as the case may be.  Nothing herein shall imply any transfer of Planet Payment’s IP by virtue of delivery of specifications for software applications to Acquirer or Acquirer’s POS manufacturers. Nothing herein shall imply that Planet Payment shall not be responsible for an Infringement Claim arising out of the use of the specifications referred to above in accordance with the provisions of Section 10.1.

(c)In the event that any Acquirer Merchant or Acquirer chooses to use any VAR solution or services in connection with the processing of the DCC Transactions, Planet Payment shall allow such VAR to connect to the Planet Payment Platform at no cost, which shall include the provision of applicable specifications, technical assistance in the implementation of the VAR, and all testing and certification required, provided that (a) such VAR connection shall not require Planet Payment to undertake any development to the Planet Payment Platform; and (b) such VAR connection shall not require Planet Payment to process or route Domestic Transactions, Opt-Out Transactions or Non-Approved Currency Transactions.  Any amounts chargeable by such VAR for the routing of DCC Transactions which are paid by Acquirer and any other costs described in Section 1(c) of Schedule 1 shall be accrued to the Program Costs.  On a case by case basis the parties may mutually agree upon amounts chargeable by any such VAR, and if agreed upon such amounts which are paid by Planet Payment will be reimbursed to Planet Payment and be treated as Program Costs.

(d)(i)Planet Payment represents and warrants that the Planet Payment Platform is designed to qualify Transactions for the Merchant industries and Card Association Interchange programs that it currently supports and additional industries and programs that it will support in the future at the lowest Interchange rate achieved by Acquirer in the Designated Territory and that Planet Payment shall make such changes as are necessary to ensure the foregoing remains true. The sole remedies of Acquirer for any breach of the warranty and representation in the foregoing sentence shall be those set forth in this sub-section 6.2(d).

(ii)If (a) DCC Transactions processed by Planet Payment suffer an Interchange downgrade which means that such Transactions do not qualify for the lowest Interchange rate achieved by Acquirer in the Designated Territory for the applicable type of Transaction, and (b) such Interchange downgrade occurred as a result of the Planet Payment Platform or of any other act or omission of Planet Payment and was not as a result of the acts or omissions of any third party, including but not limited to any Acquirer Merchant, the relevant Sponsor, Acquirer or any of its Affiliates, then Planet Payment shall be responsible to remedy the situation as soon as possible after being notified of such downgrade.  After Acquirer notifies Planet Payment of the occurrence of the Interchange downgrade, Planet Payment shall be responsible to reimburse Acquirer for the additional Interchange amount charged by the Card Association for such downgrades, unless such amount is borne by a third party including the Acquirer Merchant, with respect to all such downgrades which occur after the date of such notification.  If (a) and (b) occurred as a result of the acts or omissions of any third party, including but not limited to any Acquirer Merchant, the relevant Sponsor, Acquirer or any of its Affiliates, but if the issue that caused the downgrade can reasonably be resolved by a change within the Planet Payment Platform identified by Acquirer, Planet Payment shall be responsible to make such change as soon as possible after notification of the change by Acquirer and in any event within 30 days thereafter.  If however, the resolution cannot immediately be identified by the parties, Planet Payment shall promptly upon notification of the downgrade apply sufficient dedicated resources as soon as possible in order try to identify the cause of the downgrade and whether it is something that can reasonably be resolved by a change within the Planet Payment Platform, or whether it is something that is outside of Planet Payment’s control.  If it turns out to be a matter outside of Planet Payment’s control then Planet Payment shall have no responsibility whatsoever under this section, either to remedy the problem causing the downgrades or make any payment to Acquirer.  If a required  change to the Planet Payment Platform is identified by either party then Planet Payment shall make such change as soon as possible and Planet Payment shall be responsible to reimburse Acquirer for the additional Interchange amount charged by the Card Association for such downgrades, which result from the failure to make such change, unless such amount is borne by a third party including the Acquirer Merchant, with respect to all such downgrades, which occur more than thirty (30) days after the date of notification of the required change to or by Planet Payment.  Nothing herein shall require Planet Payment to routinely report, analyze or investigate Interchange downgrades, except that it shall investigate downgrades and the reasons therefor, when notified of a problem by Acquirer.  In such an event, the parties shall work together to identify the problem, including Acquirer providing assistance with obtaining all regional Card Association information and bulletins, which may be relevant.

(iii)  In the event that Acquirer wishes Planet Payment to support Merchant industries and Card Association Interchange programs that it does not currently support, or wishes to change the way in which Planet Payment supports Interchange programs for currently supported Merchant industries then Acquirer shall give Planet Payment advance notice thereof and shall provide Planet Payment with all relevant information, including all regional Card Association information and bulletins to enable it to make required changes to its Platform.  Planet Payment shall use reasonable commercial efforts to make the necessary changes to support the additional Interchange programs as soon as possible and in any event within 30 days after receipt of all necessary information from Acquirer, or such other date as the parties may agree.  In such an event the provisions of Section 6.2(d)(ii) above shall be applicable on the earliest of (a) the date Planet Payment supports such Merchant industry or Interchange program or (b) on the 31st day after Planet Payment’s receipt of notice in according with the foregoing two sentences, or such other date as the parties may agree.

(iv)In addition, in the event that during the Term of this Agreement and any Termination Assistance Period any Card Association offers other incentives, or charges penalties which, in order to be earned or avoided, require Planet Payment to make changes to the Planet Payment Platform or the manner in which the Planet Payment Processing Services are provided, then at the request of the Acquirer but, at no additional cost to Acquirer, Planet Payment shall make such changes within the time periods specified by such Card Association in order for Acquirer to avoid such penalties at the earliest applicable time depending upon the terms of such penalty. In the case of incentives, Planet Payment shall make such changes and use commercially reasonable efforts to make such changes within the time periods specified by such Card Association in order for Acquirer to earn such incentives at the earliest applicable time depending upon the terms of such incentive.

(v)Any amounts under this sub-section due to Acquirer may be paid by way of deduction from the Planet Payment Revenue, at Acquirer’s option.

6.3Transaction Networks

All Transactions transmitted from Acquirer Merchant POS terminals to the Planet Payment Platform shall be transmitted via a network, consisting of network infrastructure, communication links, and interfaces, provided by Acquirer.  Acquirer shall make (or cause to be made) (if required) such modifications to the Acquirer Platform, its network infrastructure, communication links, and interfaces to facilitate the integration between such network infrastructure, communications links and interfaces and the Planet Payment Platform, as necessary for Acquirer to participate in and support the Program.  Planet Payment shall not use such network for any purposes other than the Program, without the prior consent of Acquirer.

6.4Planet Payment Platform.

(a)Authorization HostThe Acquirer Merchants and certain VARs will utilize the Planet Payment Platform in order to facilitate the authorization of DCC and MCP Transactions under the Program.  It is understood that the Planet Payment’s authorization host is a component of the Planet Payment Platform and, as such, the software, technology and processes comprising the Planet Payment authorization host are proprietary to Planet Payment.  Acquirer acknowledges and agrees that for load balancing, back-up or redundancy purposes their traffic may be moved to different Planet Payment sites for authorizations, provided that the service is not affected.  Planet Payment represents and warrants that all sites and Transaction re-routing are operated in accordance with the applicable Account Security Program.

(b) Planet Payment Merchant Accounting SystemAcquirer, Merchants and certain VARs may utilize the Planet Payment Merchant Accounting System in order to access data, calculations, and reporting relating to DCC and MCP Transactions as provided by Planet Payment hereunder.  It is understood that the Planet Payment Merchant Accounting System is a component of the Planet Payment Platform and, as such, the software, technology and processes comprising the Planet Payment Merchant Accounting System are proprietary to Planet Payment.

6.5Merchant Set-up  Planet Payment will be responsible to set-up a Merchant pursuant to Acquirer’s instructions in accordance with the templates mutually agreed upon by the parties.  Acquirer shall from time to time submit Merchant and Merchant Outlet information to Planet Payment for boarding on the Planet Payment Platform, using the Bulk File in such manner as Planet Payment shall reasonably require.  The Bulk File load interface facilitates the setup and maintenance of various data elements that, when put into production, will have a direct financial impact to a number of areas of Acquirer’s Merchant portfolio including Merchant information, pricing, fee and revenue billing and sharing.  Whether using the Bulk File interface or paper submissions, Acquirer has sole responsibility, and Planet Payment is not responsible, for all financial consequences arising out of any errors or omissions by Acquirer in the setup and maintenance of those data elements and the Bulk File content provided by Acquirer. If Planet Payment identifies in the Bulk File any deviations from contractually agreed to items, such as revenue sharing, Planet Payment shall notify Acquirer and will expect any issues to be rectified as soon as practicable but notwithstanding the foregoing Planet Payment has no obligation to review the contents of the Bulk File submitted by Acquirer, other than to ensure data integrity of the File for loading purposes, in accordance with the current Bulk File specification.

6.6Merchant Customer Service

(a)Planet Payment has provided and will continue to provide training to Acquirer’s personnel in order to enable such personnel to successfully market the Program and shall provide reasonable assistance to Acquirer in training Acquirer Merchants in order to enable them to comply with all Card Association Rules regarding their offering of the Dynamic Currency Conversion service.

(b)In the same manner that Acquirer provides customer service to its Acquirer Merchants regarding non-DCC services, it will also provide first level support (only) to Acquirer Merchants regarding DCC services, which shall mean initial inbound telephonic or written troubleshooting.  Planet Payment will train the designated Acquirer representatives on the DCC process in any new Designated Territory that was not supporting DCC prior to the date hereof.  Planet Payment’s PWEB system will enable Acquirer to provide the information needed to resolve most Merchant inquiries relating to financial aspects of their DCC Transactions.  If there are questions regarding DCC processing or revenue share that Acquirer cannot answer, Acquirer will liaise with Planet Payment to report and resolve the inquiry.  Planet Payment will make a designated operations point of contact available for such purpose 24 hours a day 7 days a week and the parties will agree on a process for receiving, tracking, and resolving customer inquiries with the Acquirer, in each Designated Territory.

(c)Acquirer shall also provide first-level POS terminal help desk support (initial inbound telephonic or written troubleshooting) for its Acquirer Merchants who have problems regarding the DCC functionality of their POS terminals.  Planet Payment will train the designated Acquirer representatives (or designated representatives from any other entity who may provide terminal support to Acquirer Merchants) on the elements of DCC processing that are pertinent to POS terminals in any new Designated Territory that was not supporting DCC prior to the date hereof.  Planet Payment’s PWEB system will enable Acquirer to provide the information needed to resolve most Merchant inquiries.  If there are questions regarding DCC processing on POS terminals that Acquirer cannot answer, Acquirer will liaise with Planet Payment to report and resolve the inquiry.  Planet Payment will make a designated POS terminal specialist point of contact available for such purpose 24 hours a day 7 days a week and the parties will agree on a process for receiving, tracking, and resolving POS terminal issues and inquiries with the Acquirer, in each Designated Territory.

6.7Reporting.

(a)Acquirer Reports.  Planet Payment will perform all revenue calculations and calculate and track the Purchase Amounts, Acquirer Settlement Amounts, Merchant Settlement Amounts, Gross FX Margins, Presentment Gains, Presentment Losses, Settlement Gains, Settlement Losses, and Interchange Differentials for all purposes under this Agreement.  Planet Payment will generate and provide to Acquirer electronic reporting to substantiate all such settlement and revenue calculations, settlement and presentment gains/losses, in a mutually agreed upon format and at mutually agreeable intervals, which shall initially comprise the reports set forth in Schedule 2, paragraphs C2 and C3.  Planet Payment will provide certain personnel designated by Acquirer with full access to Acquirer’s data which is stored in the Planet Payment Merchant Accounting System via a secure and Account Security Program-compliant web interface, in accordance with mutually agreed procedures. Planet Payment’s reporting obligations under this section shall be carried out in accordance with Acquirer’s reasonable requirements and Planet Payment represents and warrants that all reports accurately represent all data received by the Planet Payment Platform from Acquirer relating to Transactions, as well as all calculations required hereunder in relation thereto. Acquirer agrees to promptly review all reporting and data files provided or made available by Planet Payment, as well as Acquirer’s own Transaction records and to monitor and reconcile all Acquirer Merchants’ activities, the underlying Transactions, revenue and fee calculations, billing and adjustments relating to all Transaction processed hereunder; provided, however, that its failure to promptly identify any errors or discrepancies shall not in any way adversely impact its legal rights and remedies available hereunder. Planet Payment shall provide Acquirer with access to PWEB-Multi-BIN Acquirer, PWEB-Acquirer, and PWEB-Participant. Planet Payment shall make PWEB-Participant available to any party designated by Acquirer, who has a reasonable need to use that system for the purposes of the Program.

(b)Merchant Reporting.Planet Payment shall make available to Acquirer Merchants certain information regarding their Transactions processed under the Acquirer Program, via Planet Payment’s “MWeb” Internet based reporting system, in accordance with the MWeb documentation.  Enhanced or customized reporting and data analytics reports may be provided to Acquirer Merchants but there may be a reasonable additional cost to such Acquirer Merchant in connection with such enhanced or customized reporting, to be agreed by the parties, which shall be shared by the parties in such proportions as they shall agree.

6.8Suspension of Approved Currencies.  Planet Payment may suspend processing for any Approved Currency in accordance with the following procedure:

(a)If Planet Payment suspends processing for any particular Approved Currency, it shall notify Acquirer in accordance with the contact information set forth in Schedule 2, as soon as practicable after the suspension commences.  Such notification shall be completed within 2 hours of the suspension.

(b)Planet Payment shall within 24 hours after the suspension provide Acquirer a written explanation of the reason for the suspension and Planet Payment’s initial proposal for dealing with the situation.

(c)Thereafter the parties shall promptly meet to discuss the conditions that gave rise to the suspension and endeavor to agree to a methodology for deciding whether and when the suspension can be lifted.

(d)Once the parties are reasonably satisfied that it is reasonably safe to re-commence processing of the relevant Approved Currency, having regard to the currency or other market risks involved, the suspension shall be lifted.

(e)If the parties are unable to agree on the lifting of any suspension, then such suspension shall continue in effect.

6.9Changes to the Service. At any time Acquirer may elect to make changes to the services being provided hereunder or to add features and functionality as long as those changes are currently offered by Planet Payment or can be supported by Planet Payment with a minimal level of effort and provided that such changes shall not require Planet Payment to process or route Domestic Transactions, Opt-Out Transactions or Non-Approved Currency Transactions; all such changes shall be provided at no additional charge by Planet Payment.  In the event Acquirer elects to make changes to the services being provided hereunder or to add features and functionality other than as described immediately above, the parties agree that they will work together in good faith to determine if compensation should be paid to Planet Payment for such changes; provided that in the event any change(s) or enhancement(s) to Planet Payment’s system platform are made that are beneficial to both Planet Payment and Acquirer with respect to revenue opportunities, the parties will negotiate in good faith to determine whether such change(s) and enhancement(s) should be provided at no additional cost(s) and with no adjustment(s) to the Net FX Margin.  Acquirer shall give Planet Payment written notice of the required changes and Planet Payment shall respond within a reasonable time notifying Acquirer whether it can make such changes in accordance with the provisions of this section and if so, giving an estimate of how long it will take to make such changes, and whether (other than those changes described in the first sentence of this Section) it seeks compensation for making such changes.

6.10Notice of Going Concern Opinion. For the duration of the Term, Planet Payment shall furnish to Acquirer prompt (and in any event within five business days) written notice of the issuance by its independent public accountants of a “going concern” opinion. Any notice delivered under this Section shall be accompanied by a statement of an executive officer of Planet Payment setting forth the reasons such an opinion was issued and any action taken or proposed to be taken with respect thereto.

6.11Vendor Management.  Planet Payment shall make commercially reasonable efforts to, within twelve (12) months after the Effective Date, establish, implement and maintain a formal vendor management program for assessing and managing risk associated with third parties that have access to Acquirer’s data in order to ensure Acquirer’s compliance with the FFIEC Outsourcing Technology Services requirements with respect to Planet Payment and its third party vendors. Planet Payment’s vendor management program shall include formal documentation of due diligence, risk assessment and vendor monitoring procedures, with proper oversight.

6.12Succession Planning.  Planet Payment shall make commercially reasonable efforts to, within twelve (12) months after the Effective Date, establish, implement and maintain a formal succession plan for key personnel, which will address the identification and training of successors for these key roles. The succession plan (or a separate plan) will provide for a formal training and cross-training program to minimize the risk of a loss of institutional knowledge in connection with the departure of key personnel.

6.13Access and Security Reporting.      Planet Payment shall, on a monthly basis, provide Acquirer with a detailed report of its access, security, business continuity and disaster recovery activity, the specific contents of which shall be mutually agreed by the parties; provided that no report shall be provided for a month during which there is no such activity to report.    In addition, Planet Payment shall provide detailed reports with respect to each of the following, in each case promptly after its occurrence: (i) changes to key security personnel and substantive changes to policies and protocol, (ii) the occurrence and resolution of critical security incidents, (iii) results of any third-party assessments (such as, without limitation, PCI compliance and certifications, penetration testing and SSAE 16 reports) and (iv) results of any disaster recovery testing.

7.Revenue, Fees and Sharing of Costs

7.1Currency Conversion Mark-up.  Acquirer, in its sole discretion, will set the Currency Conversion Mark-up for each Acquirer Merchant location (which will apply to all DCC Transactions and MCP Transactions submitted to Planet Payment from such location under the Program) and will notify Planet Payment of such Currency Conversion Mark-up in the set up form for such location.  In the event there is a material shift in market conditions, Acquirer and Planet Payment agree to discuss in good faith whether the Currency Conversion Mark-up should be modified.  Acquirer shall have the right to change the Currency Conversion Mark-up for any Acquirer Merchant upon not less than 48 hours notice to Planet Payment.

7.2Distribution of DCC Revenue.

(a) Merchant Revenue.  The Acquirer may offer as compensation to its Acquirer Merchants a portion of the Gross FX Margin as compensation for participation in the Acquirer DCC Program (“Merchant Revenue”).  Acquirer agrees that in setting the Merchant Revenue it will not [*] in the [*], which is [*] than the [*] in the [*].   However, exceptions to that general rule may be made, in Acquirer’s sole discretion, on a case by case basis where reasonably

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

required, in Acquirer’s sole opinion, to secure particular Merchant business; provided, however, that without the prior written (including email) approval of Planet Payment (which Planet Payment shall not unreasonably withhold), Merchant Revenue for any particular Merchant shall not exceed [*] of the Purchase Amount of any DCC Transaction for which Planet Payment’s portion of the Net FX Margin as set forth in Section 1 of Schedule 1, calculated at the time the consent is requested after giving effect to the proposed Merchant Revenue, would be less than [*]. Notwithstanding the foregoing, Acquirer shall not be required to obtain Planet Payment’s consent with respect to any Merchant that, immediately prior to the effective date of the relevant Designated Territory Addendum, was an Acquirer Merchant (or an Affiliate of an Acquirer Merchant) entitled to receive Merchant Revenue in excess [*] ([*]%), whether in the relevant Designated Territory Addendum or any other territory. Within five (5) business days after receipt from Acquirer of a written (including email) request for such consent, Planet Payment shall either provide its written consent or explain, in writing (including email), the specific reasons it believes the proposed Merchant Revenue is not consistent with market prices in the Designated Territory. If Acquirer does not receive Planet Payment’s written response within five (5) business days after submitting Acquirer’s request for such consent, Planet Payment’s consent shall be deemed to have been given. Planet Payment represents that the Planet Payment Merchant Accounting System has the capability to calculate merchant revenue sharing amounts on a per-Merchant basis, at Acquirer’s option. Planet Payment will be responsible for calculating the Merchant Revenue on a monthly basis. Planet Payment shall make reports available and provide files to Acquirer (in a mutually agreeable format and at mutually agreeable intervals) detailing each participant’s revenue share. Planet Payment shall have no responsibility for making any payments of any kind due to Acquirer Merchants.

(b) Planet Payment Revenue and Acquirer Revenue.  In consideration of Planet Payment’s services provided hereunder, Planet Payment will be entitled to receive such portion of the Net FX Margin as is set forth in Section 1 of Schedule 1 and Acquirer shall be entitled to the balance as the Acquirer Revenue.  Notwithstanding the above in the event that the calculation pursuant to Section 1 of Schedule 1 results in Planet Payment receiving less than [*] of the Purchase Amount of any DCC Transaction, then the Planet Payment Revenue shall be increased with respect to such DCC Transactions to the extent necessary for Planet Payment to receive [*] of the Purchase Amount of such DCC Transactions.  In the event that in accordance with Section 7.2 (a) above, the prevailing market practice in the Designated Territory results in a general increase in levels of Merchant Revenue and/or a general decrease in levels of Currency Conversion Mark-Up, and as a result the provisions of the previous sentence are required to be applied on a broad basis across Acquirer’s Merchant portfolio, then the parties shall in good faith discuss a reduction in such minimum amount having regard to the then prevailing market conditions.

(c)VAT and Similar Taxes.In the event that value added taxes or sales taxes are imposed on gross revenues or charges, with respect to the whole or any part of the Net FX

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Margin, such taxes shall be shared by the parties in the same proportion as they share the Net FX Margin. To the extent that such taxes are recoverable from or chargeable to Acquirer Merchants (or any other third person), such amount recovered or charged shall be shared by the parties in the same proportion as they share the Net FX Margin.  Notwithstanding the foregoing, each party shall be solely responsible for business, income, or other similar taxes imposed (via withholding or otherwise) on the revenue share or other amounts paid to such party under this Agreement.

(d)Withholding Taxes.Notwithstanding the foregoing, each party shall be solely responsible for business, income, or other similar taxes imposed on the revenue share or other amounts paid to such party under this Agreement.  To the extent that Acquirer intends to pay Planet Payment its revenue share and fees due hereunder from within the Designated Territory and such payments shall be subject to deductions for withholding taxes in accordance with applicable law in the Designated Territory, the following provisions shall apply.

(i) Not less than thirty (30) days prior to commencement of any withholding hereunder, or any change in the withholding hereunder, Acquirer shall provide Planet Payment reasonable advance notice, together with a written basis for the obligation to withhold taxes from such payments, or to change the amount of taxes to be withheld from such payments.  In addition, Acquirer shall provide such documentation as Planet Payment may reasonably require in order to claim credit for the taxes so withheld against taxes payable in its home jurisdiction.

(ii)        Acquirer shall make commercially reasonable efforts, including such commercially reasonable steps as may be requested by Planet Payment, in order to minimize or eliminate the amount withheld from payments to Planet Payment. Planet Payment shall be responsible for all costs incurred at Planet Payment’s request to minimize or eliminate withholding taxes, which shall be passed through to Planet Payment.

(iii)      For so long as it continues to withhold any taxes hereunder, Acquirer shall  prepare and file all tax returns, certificates of withholding and other documentation to be filed by Acquirer and/or provided to Planet Payment evidencing the withholding tax amounts and the payment by Acquirer of such taxes to the relevant authorities.  Acquirer shall in addition provide such documentation as Planet Payment may reasonably require in order to claim credit for the taxes so withheld against taxes payable in its home jurisdiction.

7.3Distribution of MCP Revenue.

(a)Typically, Merchants do not share in Gross FX Margin arising from MCP Transactions, as they have the ability to set the price in the Approved Currency, at their discretion. Pursuant to Section 4.5 above, Acquirer Merchants can be provided with the applicable Effective Exchange Rates so that they can calculate the cost to them of the service and to assist them in setting the appropriate Purchase Amounts in each Approved Currency.  Neither Planet Payment nor Acquirer has any responsibility for setting any Acquirer Merchants’ prices in any currency, which shall be each Merchant’s sole responsibility. In consideration of Planet Payment’s services provided hereunder, with respect to MCP Transactions in each MCP Designated Territory of each Acquirer Merchant Outlet participating in the Acquirer MCP Program, Planet Payment will be entitled to receive a share of the Gross FX Margin calculated as set forth in Section 2 of Schedule 1.

7.4Fees for Gateway Services.

(a)Acquirer shall be solely responsible for the billing and collection of all fees for the Gateway Services from Gateway Merchants.  Planet Payment shall provide Acquirer with the reporting in connection with such billing and collection, but such billing and collection shall be in Acquirer’s sole control and discretion.

(b)Acquirer agrees to pay to Planet Payment fees for the processing of Non-DCC Transactions received by Planet Payment from the Gateway Merchants by means of the Gateway Services, as more particularly set forth in Schedule 1 hereto.

(c)Fees for the processing of DCC Transactions shall be as set forth in this Agreement, subject to the additional fees payable to MICROS, which are to be shared by the parties, as more particularly set forth in Schedule 1 hereto.

(d)On a monthly basis, Planet Payment shall calculate the total fees applicable to Transactions processed by the Gateway Merchants in the prior calendar month (“Monthly Total Fees”) and invoice Acquirer for the amount due from Acquirer to Planet Payment in each MICROS Designated Territory pursuant to this Section 5.  All invoices rendered pursuant to this Section 5 shall be due and payable within fifteen (15) days of receipt by Acquirer, provided that there is no valid dispute on such invoice, in which event Acquirer shall pay the undisputed amount on a timely basis.

(e)All amounts shall be payable to Planet Payment to such account(s) as Planet Payment shall designate in the Acquirer’s settlement currency of the relevant MICROS Designated Territory, or at the Acquirer’s option in Hong Kong or U.S. dollars.

7.5Exchange Rate Fluctuation Risk.

(a)Settlement Gains/Losses.  The parties acknowledge that fluctuations may occur between the currency conversion rates used at the time of authorization and those used at the time of settlement of Foreign Transactions by the Card Associations.  Such fluctuations will affect the Acquirer Settlement Amount and therefore the amount of Gross FX Margin that may be earned with respect to particular Foreign Transactions, which may be higher or lower than the amount anticipated at the time of the Transaction, thus creating either Settlement Gains or Settlement Losses.   The parties will share such Settlement Gains and Settlement Losses in the proportions in which they share the Net FX Margin unless Acquirer elects to pass through any or all of such Settlement Gains and Settlement Losses to the Acquirer Merchant.

(b)Timely Manner.  As a general rule the parties will only bear the exchange rate fluctuation risk for Foreign Transactions that are presented to Planet Payment in a timely manner.  As a general rule the Acquirer Merchant shall solely bear the amount of any Presentment Losses incurred for Foreign Transactions presented to Planet Payment more than 48 hours following the Transaction date and time (or such other time limit as may be agreed to by the parties).  The Acquirer Merchant shall be charged (or the Merchant Settlement Amount offset by) such Presentment Losses.  Any fee charged to Acquirer Merchants by the Acquirer for such late presentment shall be divided between the parties in the proportions in which they share the

Net FX Margin.  All Presentment Losses for any reason not charged to the Acquirer Merchant, and all Presentment Gains not passed through to the Acquirer Merchant, shall be shared by the parties in the proportions in which they share the Net FX Margin.  Although Acquirer shall use commercially reasonable efforts to obtain an agreement of the Acquirer Merchant to cover such Presentment Losses and Presentment Gains, nothing herein shall prohibit Acquirer from agreeing not to pass through to the Merchant such Presentment Losses and Presentment Gains.

(c)  E-commerce Merchants.Notwithstanding the provisions of Section 7.5(b) of this Agreement, in appropriate circumstances, in its sole discretion Acquirer may extend the period for presentation of MCP Transactions by Acquirer Merchant from 48 hours to up to seven (7) days following the Transaction date and time.  Typically this will only be offered to e-commerce Merchants who require delayed capture of their Transactions in order to allow for delayed shipping of goods.  In such cases Acquirer in its sole discretion may increase the Currency Conversion Mark-up applicable to such Merchants’ MCP Transactions to reflect the additional risk by an amount determined after consultation with Planet Payment.  For the avoidance of doubt the period for presentation shall not be extended beyond such seven (7) day period without the prior written agreement of both parties.

7.6Deposit of Proceeds & Calculation of Revenue and Fees.   Card Association daily deposits to Acquirer or Sponsor will contain the Acquirer Settlement Amount, which includes the Gross FX Margin for Foreign Transactions successfully processed under the Program.  On each Banking Day the Gross FX Margin and the Merchant Revenue earned in respect of Transactions processed since the last Banking Day shall be calculated by Planet Payment in accordance with the provisions of this Agreement. Planet Payment shall provide web-based reporting (compliant with the applicable Account Security Program) to Acquirer showing all applicable Merchant activity and Transactions and the calculation of payments with respect thereto, on the Banking Day following the Transaction date.

7.7Calculation of Net FX Margin & Payment.    The parties shall exchange information relating to Program Costs (including copies of relevant invoices if applicable) that will need to be deducted from Gross FX Margin in order to calculate the Net FX Margin for the relevant month, by the last day of each month.  Failure to provide a Program Cost incurred in any month does not waive Acquirer’s right to submit such Program Cost at a later date and such Program Cost will be deducted in the month in which it is submitted. Planet Payment shall calculate the Net FX Margin and the respective Revenue shares of all participants in the Acquirer Program for each month and submit a report thereof (“Monthly Revenue Report”) to Acquirer within [*] after the end of each month.  In the event that the Program Costs payable for a particular month exceed the amount of the Net FX Margin earned in that month, then the amount of any excess Program Costs shall be carried forward to the subsequent month(s), until such Program Costs have been credited in full.  If required, within [*] after the end of each month, Planet Payment will submit to Acquirer the relevant payment information file, in order for Acquirer (or the

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relevant Card Association member) to be able to effect payment to the Acquirer Merchant, the parties and any other participants in the Acquirer Program of their respective Revenue amounts applicable to the Transactions processed for Acquirer Merchants through the Acquirer Program during the previous month.  Payments due from Acquirer to Planet Payment shall be made within [*] after delivery of a Monthly Revenue Report, unless Acquirer objects to such Monthly Revenue Report or the related payment information. Acquirer shall notify Planet Payment if it has objections to any items therein and, as a result, Acquirer does not intend to process the relevant payment on a timely basis.  If the parties cannot resolve the issue expeditiously, Planet Payment shall be entitled to submit a further Monthly Revenue Report and/or payment information, for payment of all items which are not in dispute and Acquirer shall process such payment within a reasonable time after receipt and in any event within [*].  Notwithstanding the foregoing, any failure by Acquirer to notify Planet Payment of any objections or payment by Acquirer hereunder does not prohibit Acquirer from reviewing and disputing such Monthly Revenue Report or payment information at a later date. Notwithstanding the foregoing, any submission of a Monthly Revenue Report or related payment information does not prohibit Planet Payment from reviewing and disputing any Program Costs included therein at a later date.  All payments to Planet Payment shall be made in the currency in which the Acquirer received settlement proceeds from the Card Association for the relevant Transactions or, at Acquirer’s option, in U.S. Dollars.

7.8Interchange Differential.  With respect to any DCC Transaction, it is understood that the difference between the Purchase Amount (at the Base Conversion Rate) and the Cardholder Settlement Amount will incur Interchange costs and assessment costs (“Interchange Differential”).  If Acquirer’s agreement with Acquirer Merchant for DCC services so provides, Acquirer Merchant shall solely bear the amount of such Interchange Differential incurred for DCC Transactions presented to Planet Payment, and the Acquirer Merchant shall be charged (or the Merchant Settlement Amount offset by) such Interchange Differential.  In the absence of such agreement by Acquirer Merchant or in the event that Acquirer is not able to collect such amount from the applicable Acquirer Merchant, such Interchange Differential shall be shared by the parties, in the proportions in which they share the Net FX Margin.

7.9Chargebacks, fines, fees, penalties. If the Acquirer Merchant does not pay any chargebacks, fines, fees, or penalties due with respect to any Foreign Transaction, any such amount shall be borne solely by the Acquirer unless any such chargeback, fine, fee, or penalty resulted from any error or omission by Planet Payments, Planet Payment’s Platform, or Planet Payments Processing Services, in which case, it shall be borne solely by Planet Payment and Planet Payment shall promptly pay any such amount in full to Acquirer or, at Acquirer’s option,  Acquirer shall have the right to deduct any such amounts due from the Planet Payment Revenue due hereunder.

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8.Marketing and Sales Process

8.1Marketing & Branding.  Once successfully implemented, the Acquirer may, as applicable, make the Program generally available to the Acquirer Merchants in the Designated Territory throughout the Term. Acquirer in its sole discretion shall decide how it wishes to market and sell the Acquirer Program.  Acquirer may in its sole discretion refer to Planet Payment in its marketing of the Program and the Program may be described as being “provided through” or “powered by” Planet Payment or some statement substantially similar in form that is reasonably acceptable to Planet Payment.  Planet Payment hereby gives Acquirer a license to use its name, trademarks, and logos in connection with the Acquirer Program.  In the event that there is a repeated breach of the Service Level Standards set forth herein, Acquirer shall be relieved from all obligations contained in this section, until such time as the problem is rectified to its reasonable satisfaction.

8.2Marketing Support.  At no additional cost, Planet Payment will provide such marketing support as Acquirer may reasonably require in connection with marketing the Acquirer Program to Merchants, including but not limited to:

(a)The participation of Planet Payment personnel at meetings or conference calls with Merchants;

(b)Assistance in the creation of collateral materials;

(c)Assistance in the drafting of contractual agreements and addenda for Acquirer’s Merchants; and

(d)Assistance with training Merchants in the use of Planet Payment’s systems and reports, which will be made available to such Merchants under the Acquirer Program and the operation of the Acquirer Program, including but not limited to use of Planet Payment’s MWeb on-line reporting system and the provision of suitable training materials.

8.3Non-Solicitation/Channel Conflict.Neither Planet Payment nor any of its parents, Affiliates, or subsidiaries, including without limitation Planet Payment Solutions, LLC or their respective Independent Contractors (as defined in Visa Rules), shall solicit any Acquirer Merchant to use any Card acceptance services, which Planet Payment knows or reasonably should have known are competitive to those of Acquirer or of any Affiliate of Acquirer (including the DCC services contemplated hereunder) during the Term of this Agreement or any Termination Assistance Period.  The foregoing sentence shall survive the termination of this Agreement for a period of three years with respect to Acquirer Merchants who participated in the Program at any time during the Term of this Agreement.  The provisions of this Section shall not apply in the following circumstances and nothing herein shall prevent Planet Payment at any time (whether during or after the Term of this Agreement) (a) from providing processing services (i.e. authorization, clearing, settlement and related acquiring processing services, including DCC and other multi-currency processing) to any Acquirer Merchant on behalf of a third party acquirer; (b) from acceptance by Planet Payment of unsolicited submissions of Merchants for merchant acquiring from third party acquirers and third party agents, and from processing for such Merchants; or (c) from supporting the activities of a third party acquirer in the ordinary course, including but not limited to participation in conferences with such acquirer and preparation of general marketing, sales and solicitation materials, provided that in either (a) (b), or (c) above Planet Payment did not participate actively in the solicitation of such Acquirer Merchant for such third party acquirer and provided that no Confidential Information of any kind was used in any way, or can be used in any way either during or after termination of this Agreement.  For the purposes of this sub-section: “acquirer” shall mean any bank or financial institution which is a member of a Card Association and any Third Party/ISO as defined in the Visa Rules; “third party” shall mean any person other than Planet Payment, any Planet Payment Affiliate, including Planet Payment Solutions, LLC, or their respective Independent Contractors.

8.4    Continuation of Participation. Once an Acquirer Merchant has commenced participation in the Program, Acquirer agrees that, until the [*] of the Effective Date or the termination of the Designated Territory Addendum relevant to the Designated Territory in which such Acquirer Merchant is located, whichever occurs sooner, it will not solicit such Merchant to use the services of another DCC provider, including (if applicable) the DCC services of Acquirer and its Affiliates, if such services are offered by Planet Payment or, where they are not offered by Planet Payment, can be made available by Planet Payment within [*] after receiving written notice from Acquirer for such service, provided that Planet Payment has not repeatedly violated the Service Level Standards in such a way that Acquirer reasonably believes indicates a heightened risk of future violations of Service Level Standards or breaches of this Agreement by Planet Payment.  Notwithstanding anything contained in the foregoing, Acquirer shall have the right to switch an Acquirer Merchant referred to above to any other DCC provider if such Acquirer Merchant specifically requests such other DCC provider. In the event (a) Planet Payment commences offering services, other than in the United States or Canada, as an independent sales organization or acquirer, as such terms are defined in the Visa Rules, which are competitive to those of Acquirer or any Affiliate of Acquirer in the Designated Territory; (b) Planet Payment is acquired, merges with, or becomes controlled by any person or entity that offers services, which are competitive to those of Acquirer or of any Affiliate of Acquirer in the Designated Territory (other than DCC services); (c) either (A) the parties cannot agree on an Action Plan to remedy a deficiency or discrepancy identified in an inspection or audit by Acquirer pursuant to Section 15.2 or (B) the remediation or any intermediate steps to such remediation set forth in an agreed-upon Action Plan are not completed by the original or revised scheduled completion date agreed pursuant to such Action Plan; (d) receipt by Planet Payment of a “going concern” opinion from its independent public accountants; or (e) any event which grants Acquirer a termination right under Section 9.3 hereof, then the prohibitions contained in the first sentence of this paragraph shall no longer apply and Acquirer shall no longer be bound by the obligations contained in the first sentence of Section 8.1.

9.Term of Agreement and Termination

9.1Initial Term.The Initial Term of the Agreement will begin on the Effective Date and will continue for five (5) years (“Initial Term”).  Thereafter, this Agreement will automatically

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renew for successive one (1) year periods unless terminated by Acquirer by written notice to Planet Payment not less than one hundred twenty (120) days prior to the expiration of the Term then in effect, or unless terminated by Planet Payment by written notice to Acquirer not less than two hundred seventy (270) days prior to the expiration of the Term then in effect.  The “Term” shall mean the Initial Term or any renewal or extension thereof hereunder.  Termination of this Agreement shall be subject to Planet Payment’s agreement to continue all services hereunder as set forth in Section 9.5.

9.2Breach.    Notwithstanding any term or provisions of this Agreement to the contrary, but subject to Section 9.5 below (Continuation of Services and Transition Services) in the event of any material breach or default by either party in the performance of any duty or obligation under this Agreement or a Designated Territory Addendum, the other party may, at its option, by notice to the breaching party, terminate this Agreement or, in the case of a breach which is relevant only to a given Designated Territory, the relevant Designated Territory Addendum, if such breach or default is not cured within (i) sixty (60) days of receipt of written notice thereof from the non-breaching party; or (ii) such shorter period of time as may be required by, or in order to remain in compliance with, the Rules or directives of any Card Association or banking regulatory agency or authority.

9.3Termination.  Notwithstanding any term or provisions of this Agreement to the contrary, either party shall be entitled to terminate this Agreement or any Designated Territory Addendum, at any time immediately upon written notice after the occurrence of any of the following, which the parties agree will not be capable of rectification:

(a)the commencement of proceedings in bankruptcy, or for reorganization of the other party, or for the readjustment of any of the debts of the other party under the applicable Bankruptcy Code, as amended, or any part thereof, or under any other laws, for the relief of debtors, now or hereafter existing, by either party or against either party, which is not dismissed within thirty (30) calendar days;

(b)the appointment of a receiver, trustee or custodian of the other party, or for any substantial assets of the other party, or the institution of proceedings for the dissolution or the full or partial liquidation of the other party, which is not dismissed within thirty (30) calendar days; or

(c)the other party ceasing to conduct its business in the ordinary course.

9.4Infringement Claims.Notwithstanding any term or provisions of this Agreement to the contrary, in the event that any legal action is commenced against Acquirer, or any person who is indemnified pursuant to Section 10.1, for an Infringement Claim and in Acquirer’s reasonable opinion based on advice of outside counsel that there is a reasonable chance that such Infringement Claim would be successful on its merits, Acquirer shall have the right to suspend the Program immediately upon notice.

9.5Continuation of Services and Transition Services.  In the event of termination of this Agreement or any Designated Territory Addendum for any reason other than termination by Planet Payment pursuant to Section 9.2 for Acquirer’s non-payment, Acquirer may require that Planet Payment continue for a period not exceeding 12 months after such termination

(“Termination Assistance Period”), to continue to provide all services hereunder (including, without limitation, processing any or all DCC Transactions and MCP Transactions for Acquirer Merchants participating in the Acquirer Program that it was processing prior to such termination) on the same terms and conditions contained in this Agreement, and Planet Payment shall so continue, notwithstanding termination of the Agreement.  Upon the continuation of services under this Section, all Sections of this Agreement (other than Acquirer’s marketing obligations under Section 8.1 and Acquirer’s obligations under Section 8.4) shall continue in full force and effect notwithstanding termination of the Agreement, for so long as any Transactions are being processed for Acquirer Merchants by Planet Payment pursuant to the Program.  In addition, in the event of either (i) termination of this Agreement or any Designated Territory Addendum for any reason or (ii) Acquirer wishes to switch an Acquirer Merchant to a third-party provider of DCC or MCP services where permitted under this Agreement or any applicable Designated Territory Addendum (whether during the Term or any Termination Assistance Period), Planet Payment shall use reasonable commercial efforts to cooperate to make arrangements for the orderly continuation or transfer to a third party of services provided to Acquirer and/or Acquirer Merchants hereunder.

10.Infringement

10.1Infringement Indemnity.    Planet Payment shall defend or settle at its sole expense any Infringement Claim.  Planet Payment shall defend, indemnify and hold Acquirer, Affiliates, any Sponsor which Acquirer is using for the purposes of the Acquirer Program, and any of their directors, employees, representatives, parents, Affiliates, subsidiaries, successors, and permitted assigns (“Acquirer Indemnified Persons”) harmless from and pay any and all losses, costs and damages, including reasonable counsel fees attributable to an Infringement Claim.  This indemnity shall not extend to any Infringement Claim to the extent such Infringement Claim results from Acquirer’s or any third party’s unauthorized modification of technology or from incorporation of technology with products or services not provided, authorized, or approved by Planet Payment but only if the Infringement Claim is based upon such modification or from such incorporation. The [*] provided in this Section [*] whatsoever, except as set forth in this Section.

10.2Control of Infringement Claims.

(a)  Planet Payment shall give the Acquirer prompt written notice of any Infringement Claim of which it becomes aware. Acquirer shall give Planet Payment prompt notice of any Infringement Claim of which it is notified in writing. Failure by Acquirer to so notify Planet Payment shall not relieve Planet Payment from its indemnity obligation under this Agreement except to the extent that Planet Payment suffers actual prejudice as a result of such failure.  If an Acquirer Indemnified Person is entitled to indemnification hereunder, provided the action is also brought against Planet Payment, Planet Payment shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Acquirer.  If any Acquirer

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Indemnified Person is named in any proceeding involving an Infringement Claim and Planet Payment is not named in that proceeding, Planet Payment and any of its Affiliates may, but shall not be obligated to, seek leave to intervene in the proceeding and Acquirer agrees not to oppose that intervention and, in the event that such leave to intervene is granted, Planet Payment shall be entitled to assume the defense of any such action or proceeding in accordance with this section. If Planet Payment does not assume the defense pursuant to the foregoing, then the Acquirer shall assume the defense but at the expense of Planet Payment. Upon assumption by Planet Payment of such defense, the Acquirer Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel but Planet Payment shall not be liable for any legal expenses of other counsel subsequently incurred by the Acquirer Indemnified Person in connection with the defense thereof unless (i) Planet Payment has agreed to pay such fees and expenses, (ii) Planet Payment shall have failed to employ counsel reasonably satisfactory to the Acquirer in a timely manner, or (iii) the Acquirer Indemnified Person shall have been advised by counsel that there are actual or potential conflicting interests between Planet Payment and the Acquirer Indemnified Person, which may include situations in which there are one or more legal defenses available to the Acquirer Indemnified Person that are different from or additional to those available to Planet Payment. If at any time Acquirer reasonably believes that Planet Payment is not taking appropriate action in defending or pursuing any such matter, Acquirer shall have the right to assume the control of such defense at the expense of Planet Payment. Any Acquirer Indemnified Person involved in an Infringement Claim for which indemnity is being provided hereunder shall reasonably cooperate with Planet Payment in the defense of such action. Planet Payment shall not consent to the terms of any compromise or settlement of any action defended by Planet Payment in accordance with the foregoing without the prior written consent of the Acquirer Indemnified Person, which shall not be unreasonably withheld or delayed.  Notwithstanding anything contained in this Agreement to the contrary, in the event that any future or past royalties or license fees (or other similar fees) are required to be paid to the party alleging the Infringement Claim, they shall be paid in full by Planet Payment, and shall in no way be charged or passed through, directly or indirectly, to Acquirer or to any Acquirer Indemnified Person and shall not be subject to any limitation of liability contained herein except as set forth in this Section.

(b)  Planet Payment shall keep Acquirer fully informed of the status of any Infringement Claim for which there is an indemnity under this section, including all developments during its pendency and shall consider Acquirer’s views. Planet Payment shall notify Acquirer if any infringement action is brought against it in any jurisdiction worldwide, whether or not such action involves Acquirer and shall provide information concerning such action as Acquirer shall reasonably request.

10.3Replacement of Infringing Technology.In the event there is an Infringement Claim or, in Planet Payment's or Acquirer’s reasonable opinion, there is a reasonable chance of an Infringement Claim, Planet Payment, at its own expense shall take one of the following actions:  (i) use commercially reasonable efforts to secure for Acquirer, the right to continue using the technology; or (ii), replace or modify the technology to make it non-infringing; provided, however, that such modification or replacement shall not materially degrade the operation or performance of the technology, without Acquirer’s written consent.

11.DATA STORAGE

11.1Ownership of Data.  Any data furnished by or on behalf of Acquirer to Planet Payment pursuant to this Agreement and any results of processing Acquirer’s data or derived in any way from Acquirer’s data shall at all times remain the property of Acquirer and shall be considered the Confidential Information of Acquirer. If upon the expiration or termination of the Agreement Acquirer requires a copy of data stored by Planet Payment for archival purposes, Planet Payment shall, at Acquirer’s request, provide Acquirer with a copy of Acquirer’s data which Planet Payment has at such time, in such medium as the Acquirer may reasonably require.

11.2Data Retention.

(a)Planet Payment shall for not less than [*] after the date of each Transaction, retain all financial information received as a result of the Planet Payment Processing Services relating to each Transaction.  For the first [*] after the date of each Transaction, Planet Payment shall make such information readily available to Acquirer through Planet Payment’s P-Web system and thereafter all data may be archived and shall be made available to Acquirer upon request, within [*].  Data which include Card numbers or other Personal Information will be encrypted and may be archived separately, in accordance with security protocols and may not be readily available through P-Web.

(b)Planet Payment is responsible for retention of all files, databases, backups, logs, and messages required to recreate all output interfaces and to re-execute all processing runs for a period of [*].  All data and information must be retained in such a manner as to allow for the re-creation of any output interface, or the re-execution of any processing run within two business days of request.

(c)Planet Payment is responsible for retention of all output interface files sent, or transmitted, to Acquirer for a period of [*], which shall be provided through the web-interface and accessible to Acquirer  in accordance with the Planet Payment PWEB standard documentation.

(d)Planet Payment is responsible for retention of all month-end merchant and account master files for a period of [*].

(e)Planet Payment shall provide Acquirer with all data files requiring long-term (seven (7) year) retention for legal and regulatory compliance.  The specific details of which files need to be sent to Acquirer for long-term retention will be provided by Acquirer from time to time. Planet Payment is responsible for retention of copies of all files provided to Acquirer for long-term storage for a period of thirty (30) days after confirmation of receipt by Acquirer of such files.

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12.Security

12.1Compliance.Planet Payment shall make reasonable efforts to assist Acquirer with compliance with any applicable security standards.  Planet Payment agrees to comply with the provisions of the security schedule set forth in Schedule 5 hereto with respect to the services to be provided hereunder, Planet’s internal information security standards, the requirements of the applicable Account Security Program, and any other information security standards applicable to Planet Payment or Acquirer in connection with the Program.

12.2Access.  Planet Payment shall be responsible for any access to or use of any of Acquirer’s data or other Confidential Information by any Affiliate, employee, agent, or subcontractor of Planet Payment or by any other party who gained access through Planet Payment systems, or as a result of any act or omission on behalf of Planet Payment or any of its employees, agents, subcontractors, or Affiliates.

12.3Acquirer’s Responsibility.Acquirer shall be solely responsible for maintaining security and proper use of user ID’s and passwords provided to its personnel at its request by Planet Payment in order to access Planet Payment’s reporting systems and for any unauthorized access to or use of Planet Payment’s systems arising out of any breach by Acquirer of this section.

13.Regulatory and Network Compliance

13.1Planet Payment Responsibility for Compliance with Laws & Rules.  Planet Payment shall be responsible for compliance by Planet Payment with all applicable laws, regulations and ordinances as well as the Rules related to the Program.  Further, Planet Payment shall notify Acquirer of all filings as may be required by the Rules in relation to the Program, in connection with the establishment, maintenance and operation of the Acquirer Program (any fees to be paid in connection therewith by Acquirer shall be considered Program Costs) and shall provide Acquirer with reporting of all data in Planet Payment’s possession which is necessary to make such filings.  Planet Payment shall indemnify Acquirer for any Card Association penalties levied upon Acquirer, or any other damages incurred by Acquirer arising out of Planet Payment’s failure to comply with this Section.

13.2Acquirer Responsibility for Compliance with Laws & Rules.  Acquirer shall file or request any Sponsor to file all paperwork for the purpose of registering (a) Planet Payment and its applicable Affiliates as a third party processor of Acquirer (or of the applicable Card Association member) in accordance with Card Association Rules; and (b) Acquirer, any Sponsor, all Acquirer Merchants and the Program (including all certification materials required in relation to the Program) in accordance with the Rules applicable to DCC including all renewals of such registrations during the Term. Any fees payable in connection therewith by Acquirer or Sponsor shall be added to the Program Costs.   Acquirer shall have no responsibility to Planet Payment if Planet Payment does not obtain such registrations or Acquirer does not obtain such certifications for any reason, other than solely as a result of Acquirer’s failure to comply with the obligations set forth in the first sentence of this paragraph.  Planet Payment shall have no responsibility to Acquirer hereunder if Acquirer does not obtain such registration or certifications for any reason, other than solely as a result of Planet Payment’s failure to comply with the obligations set forth in Section 13.1.

14.Confidentiality

14.1Confidential Information.  Each party acknowledges that it has received and may receive information from the other party that is designated as “confidential” at or prior to disclosure or information that should reasonably be known to be confidential under the circumstances, including, without limitation, information relating to one or more of the other party’s assets, liabilities, revenues, customers, trade secrets, technology, know how, any other IP, Platform, revenue share information, business processes or other business and financial affairs or plans and all other information regarding the other party’s business, which is disclosed in any manner or medium in connection with this Agreement or the Program (collectively, “Confidential Information”).  The parties specifically acknowledge and agree that all information regarding the Acquirer Merchants, the Transactions processed hereunder, Acquirer’s files, data, programs, technology, technology infrastructure and specifications, security information, internal investigation reports, audit reports, nonpublic policies and procedures, Personal Information, pricing to the Merchants, the Program Costs, including any of the foregoing information which is owned by the relevant Card Association member, which is disclosed to Planet Payment by Acquirer or such member, shall be considered Confidential Information of Acquirer. If any of the foregoing information is information owned by an Affiliate of any party, it shall still be considered the Confidential Information of such party. The parties shall use the Confidential Information of the other party only for the purpose of implementing the Acquirer Program and in accordance with this Agreement.  Except as otherwise provided in this Agreement, a party shall have no authority to use another party’s Confidential Information for any other purpose or in any other manner.

14.2Duty to Maintain Confidentiality.  The party disclosing Confidential Information shall at all times retain title to the Confidential Information.  The receiving parties shall preserve and protect the confidentiality of the disclosing party's Confidential Information using precautions at least as restrictive as those it takes to protect its own Confidential Information (but in no event less than a reasonable degree of care).  Except as expressly authorized by this Agreement, the receiving parties shall not allow others to use, display, copy, disclose, transmit, reverse engineer, disassemble, decompile, or translate all or any part of such Confidential Information without the disclosing party's prior written consent.  The receiving parties shall limit access to the disclosing party's Confidential Information to any Sponsor and to its and its Affiliates’ directors, officers, managers, employees and subcontractors who:  (i) have a need to know such Confidential Information to enable such party to perform its, his or her obligations under this Agreement and (ii) are obligated to protect the confidentiality of such Confidential Information under substantially similar terms as those set forth in this Section 14.  The receiving parties shall be fully and directly responsible and liable to the disclosing party for any breach of this Section 14 by any persons receiving access to the disclosing party's Confidential Information through or on behalf of such receiving party.  The disclosing party shall be entitled to injunctive relief for any breach or threatened breach of this Section 14.  Nothing in this Section 14 shall be interpreted to limit the restrictions related to security set forth in Schedule 5.

14.3Exclusions.  Excluded from the obligations of Section 14 is any information that:

(a) is already in the possession of the receiving party and not subject to an existing agreement of confidence between the parties; or

(b) is published or otherwise becomes publicly available through no fault of the receiving party, subject to the provisions relating to Personal Information security below; or

(c) is independently developed by the receiving party without utilizing the disclosing party’s Confidential Information; or

(d) has been received from a third person without restriction provided that such information was not acquired from a third person known or believed by the receiving party to be in breach of an obligation of secrecy to the disclosing party.

14.4Exceptions for Legal Process.  Further, the receiving party may disclose Confidential Information to the extent required by law or the Rules, including applicable securities laws and the requirements or rules of any securities market or exchange, or pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator, tribunal or Card Association.  However, in that case the receiving party shall first give the disclosing party prompt notice of any order or demand requiring such disclosure (unless prevented from doing so by its terms).

14.5Personal Information Security.Acquirer may transfer Personal Information to Planet Payment for processing under this Agreement. Planet Payment shall ensure that it, its Affiliates, and their employees, agents, and subcontractors shall comply with the Rules and the requirements of any applicable statute, law or regulation relating to protection of Personal Information, in the Designated Territory or elsewhere and shall not do or permit anything to be done, with respect to Personal Information, which might contravene the Acquirer’s obligations under applicable privacy, data and/or information protection laws in the Designated Territory or elsewhere, and shall comply with any reasonable request made by Acquirer in connection with any of the foregoing. Planet Payment shall process, store and transmit Personal Information, which is transferred to it by the Acquirer and/or the Acquirer Merchants only pursuant to this Agreement or at the Acquirer’s written request.

14.6Privacy.

(a)Planet Payment shall ensure that it and its Affiliates and their employees, agents, and subcontractors shall observe the provisions of applicable privacy laws and shall comply with any reasonable request made by Acquirer arising from the requirements of such laws, any applicable Rule, statute, law or regulation relating to protection of personal data in any Designated Territory or elsewhere. In the event that Personal Information is transferred from a country within the European Economic Area to a country outside the European Economic Area, the parties shall ensure that all Personal Information is adequately protected in accordance with Articles 25 and 26 of the EU Directive 95/46/EC. In order to achieve this, the parties shall, unless agreed otherwise, rely on the standard contractual clauses for the transfer of personal data to processors outside of the European Economic Area established in 2010 (2010/87/EU), as amended from time to time (the “EU Model Clauses”), and the parties, acting as data controller and/or data processor, as appropriate, shall execute or shall procure its Affiliates to execute, such EU Model Clauses. Likewise, in the event that Personal Information is transferred from any other country to another country and the originating country’s privacy laws or regulations require or recommend the entry into contractual clauses for the transfer of Personal Information to the receiving country, the parties shall, unless agreed otherwise, rely on such standard clauses, as amended from time to time, and the parties shall execute or shall procure its Affiliates to execute such model clauses. In addition, with respect to any Personal Information Planet Payment collects directly from any Acquirer Merchant, Planet Payment shall be responsible for protecting such Personal Information and collecting, processing, storing, transferring and disposing such Personal Information in accordance with its own privacy policy and Applicable Law.

(b)Planet Payment acknowledges and agrees that it has no ownership of or right to use, access, sell, transfer, or disclose Cardholder and Payment Transaction Information, except as authorized by the respective Card Associations, and as permitted in Planet Payment’s agreement(s) with Acquirer, Acquirer Merchants, and with Card Association member institutions.

14.7Cardholder Information.  Planet Payment shall take and shall require all Affiliates and their employees, agents, and subcontractors to take appropriate technical and organizational security measures against unauthorized or unlawful processing of cardholder information and against accidental loss or destruction of, or damage to, cardholder information  in accordance with best practices in the industry, the Rules, any applicable statute, law, or regulation, and the requirements set forth in Schedule 5.

14.8Employees, Agents, and Contractors.  Each party shall ensure that its employees, agents, and subcontractors are subject to similar confidentiality obligations to those set forth in this Section. Each party shall ensure that its respective Affiliates and their respective employees, agents, and subcontractors comply with each party’s respective obligations under this Section 14.

15.Audit and Examination

15.1Maintenance of Records.Planet Payment shall maintain, at all times during the Term, any Termination Assistance Period and for at least [*] thereafter, [*] Global, complete and accurate records and supporting documentation pertaining to: (a) all charges and financial matters under this Agreement, in all cases prepared in accordance with generally accepted accounting principles; and (b) all other transactions, reports, filings, returns, analyses, data and information created, generated, collected, processed or stored by Planet Payment or Planet Payment Auditable Associates (as defined below) in the performance of Planet Payment’s services hereunder (collectively, “Planet Payment Records”).  All of the foregoing shall be maintained in a manner sufficient to permit the audits in accordance with this Section.  Notwithstanding the foregoing, Planet Payment shall store Personal Information and information derived therefrom or related thereto only as and to the extent expressly permitted in the Agreement.  For purposes of this Section, the term “Auditable Associates” refers to those Affiliates of Planet Payment that (i) have or will have access to any Confidential Information or Personal Information about or relating to Acquirer or any Acquirer Merchant; or (ii) due to the

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nature of the services performed need to be audited for Acquirer, its Affiliates, or their customers to satisfy legal or other compliance requirements (e.g., PCI DSS audits).

15.2Audits.         Planet Payment shall grant Acquirer (or a designee thereof) at any reasonable time, with prior written notice, reasonable access to Planet Payment’s facilities, systems, documents, records and information relating directly or indirectly to this Agreement, at the expense of Acquirer and at all times subject to the confidentiality obligations set forth herein and Planet Payment’s confidentiality obligations to third parties, in order to conduct an operational or financial inspection or audit to (i) examine the systems Planet Payment uses to perform its services hereunder and to receive, transmit, process or store data; (ii) verify Planet Payment’s compliance with the requirements of this Agreement, including without limitation Schedule 5 (Security), and any applicable law, rule or regulation of any country or state or industry standard; (iii) examine any third-party data processing audits or reviews and any related workpapers provided that Planet Payment may require that such workpapers be reviewed at its auditor’s premises; (iv) examine controls (e.g., organizational controls, system modification controls, processing controls, system design controls and access controls) and conduct walkthroughs; (v) at no cost to Planet Payment, facilitate Acquirer’s own compliance with this Agreement and any federal or state law, rule, or regulation; (vi) examine the security, business continuity, disaster recovery, back-up practices and any other policies, procedures, safeguards and controls related to security or business continuity; (vii) verify Planet Payment’s reported performance against the Service Level Standards; and (viii) verify the accuracy and completeness of Planet Payment’s invoices and charges. Such audits may be performed no more than [*] per [*] period, except that audits arising in connection with (a) a security incident or threat, (b) a requirement arising under any law, rule, regulation, industry standard or rule, or (c) and incorrect invoice or billings statement shall not be counted against the permitted audit and shall be in addition thereto.  Planet Payment shall require all Planet Payment Auditable Associates to comply with the provisions of this Section 15.  Planet Payment agrees that any items reasonably identified by Acquirer as a deficiency or discrepancy as a result of such audit shall be remedied promptly, pursuant to the procedures set forth in Section 15.3 below.

15.3Remediation.If the deficiency or discrepancy is financial in nature and reveals an error in connection with charges or taxes, then the parties will work together to correct the error and any overpayments revealed by the audit will be promptly paid by Planet Payment or credited to Acquirer. In addition, if the audit reveals any overpayment that is greater than [*] of the amount that was actually due for the period being audited, Planet Payment shall bear the cost of the financial audit notwithstanding anything to the contrary in this Agreement. For each deficiency or discrepancy that is related to security or operations rather than finances, Planet Payment shall provide Acquirer with a plan of action to correct the deficiency or discrepancy, which plan of action shall be subject to Acquirer’s written approval (which it shall not unreasonably withhold) and shall, at a minimum, include: (a) details of actions to be taken by Planet Payment and/or the Planet Payment Auditable Associates to correct the deficiency or discrepancy, and (b) target

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dates for successful correction of the deficiency or discrepancy (“Action Plan”). Planet Payment shall provide the Action Plan within a reasonable time but no longer than [*] of Acquirer’s notice of such deficiency or discrepancy. Planet Payment shall also provide Acquirer with written notice of (x) Planet Payment’s successful completion of each action identified in the Action Plan; and (y) any delays in Planet Payment’s completion of the actions identified in the Action Plan, accompanied by an explanation of the cause of such delay.  In the event that Planet Payment notifies Acquirer of a delay which is due to reasons either outside Planet Payment’s reasonable control or due to events or conditions which were not reasonably foreseeable at the time the parties agreed the Action Plan, then the parties shall in good faith agree to revised target dates for successful correction of the deficiency of discrepancy in accordance with the same procedures described above with respect to the original Action Plan. Acquirer’s approval of an Action Plan shall not be deemed a waiver or prevent Acquirer from exercising any rights or remedies Acquirer may have under the Agreement or at law or in equity. In the event that either (i) the parties cannot agree on an Action Plan or (ii) Planet Payment does not fully comply with the terms of the Action Plan, then Planet Payment shall defend, hold harmless and indemnify Acquirer for any third-party claims arising out of such identified deficiency. The parties shall bear their own expenses in conjunction with any inspection or audit.  Planet Payment shall provide to Acquirer (or such designee thereof) such reasonable assistance as required in connection with the audit and examination functions set forth herein in accordance with the provisions set forth in Schedule 5.

15.4Provisions Relating to all Audits and Inspections.The following provisions shall apply to all audits and inspections hereunder:

(a)Planet Payment shall not be required to provide copies removable from Planet Payment’s premises to Acquirer or to any third party of any documents, which Planet Payment does not normally disclose to third parties, in accordance with its information security policies from time to time and, in such case, shall allow inspection of such documents at Planet Payment’s offices, during normal business hours.

(b)All information provided under this Section 15 to Acquirer shall be subject to the confidentiality obligations of Section 14.  Planet Payment may request written undertakings of confidentiality from such auditors and inspectors or anyone else prior to being given access to information under this Section 15 but shall be required to comply with such requests nonetheless.

(c)For the avoidance of doubt nothing herein shall, in the absence of any applicable law or regulation, entitle (1) any governmental auditor or inspector to have access to or inspect or take copies of any information or records, which relate to the provision by Planet Payment of services similar to the services provided hereunder for the benefit of any bank, processor, or financial institution, which is outside of the Designated Territory; or (2) Acquirer and its auditors and inspectors to inspect or take copies of any records, which include information relating to any

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other bank, processor or other financial institution or their respective merchants and customers and to the extent that any such records include in the same document, information relating to Acquirer and to such third persons, Planet Payment shall be entitled to first to redact all information which relates to such third persons, before disclosing it to Acquirer or its auditors.

(d)Planet Payment shall only be obliged to provide access to premises or records of any contractors or subcontractors to the extent it is reasonably able to do so but shall use commercially reasonable efforts to ensure such access.

16.Indemnification; Limitations of Liability; Other Remedies

16.1Acquirer Indemnification.  Acquirer shall be liable to and shall indemnify and hold Planet Payment, and its employees, representatives, successors and permitted assigns harmless from and against any and all legal liability to a third party, and out of pocket costs and expense (including litigation expenses and reasonable legal fees) to which Planet Payment, and its employees, representatives, successors and permitted assigns are subjected, or which it incurs in connection with any claims, which arise from or out of or as a result of (i) Acquirer’s breach of this Agreement, including any breach by any of its Affiliates; (ii) the performance by Acquirer or by its Affiliates of any of their duties and obligations under this Agreement; or (iii) the negligence or willful misconduct of Acquirer or its Affiliates  in the performance of their duties and obligations under this Agreement.  Acquirer’s obligations to Planet Payment under this sub-Section shall be reduced only to the extent such legal liability to a third party, and out of pocket costs and expense arise from or out of or as a result of the acts or omissions of Planet Payment or an Affiliate of Planet Payment.  Notwithstanding anything to the contrary contained in this Agreement, in no event shall Acquirer be responsible for the act, omission, performance, or non-performance of any Sponsor with whom Acquirer may be working in connection with the Program.  No Sponsor shall be considered an Affiliate or subcontractor of Acquirer.

16.2Planet Payment Indemnification.  Planet Payment shall be liable to and shall indemnify and hold the Acquirer Indemnified Persons harmless from and against any and all legal liability to a third party, and out of pocket costs and expense (including litigation expenses and reasonable legal fees) to which Acquirer Indemnified Persons are subjected, or which any of them incur in connection with any claims, which arise from or out of or as the result of (i) Planet Payment’s breach of this Agreement, including any breach by any of its Affiliates; (ii) the performance by Planet Payment or by its Affiliates of any of their duties and obligations under this Agreement, (iii) the negligence or willful misconduct of Planet Payment or its Affiliates  in the performance of their duties and obligations under this Agreement; (iv) the failure of Planet Payment to [*] in accordance with the terms [*] where the  [*]; or (vi) the  [*] to submit to  [*] that should be reasonably acceptable to  [*].  Planet Payment’s obligations to Acquirer under this sub-Section shall be reduced only to the extent such legal liability to a third party, and out of pocket costs and expense arise from or out of or as a result of the acts or omissions of Acquirer

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or an Affiliate of Acquirer.  The provisions of this paragraph do not apply to Planet Payment’s indemnification obligations with respect to Infringement Claims, which are addressed in Section 10 above.

16.3  Control of Defense. Promptly after receipt of notice of its involvement in any action, proceeding or investigation to which this Section might apply, Acquirer or Planet Payment shall, if a claim for indemnification in respect thereof is to be made hereunder, notify the indemnifying party of such involvement.  Failure by an indemnitee hereunder to so notify the indemnitor shall not relieve the indemnitor from the obligation to indemnify the indemnitee under this Agreement except to the extent that the indemnitor suffers actual prejudice as a result of such failure.  The indemnitor shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the indemnitee.  Upon assumption by the indemnitor of the defense of any such action or proceeding, the indemnitee shall have the right to participate in such action or proceeding and to retain its own counsel but the indemnitor shall not be liable for any legal expenses of other counsel subsequently incurred by the indemnitee in connection with the defense thereof unless (i) indemnitor has agreed to pay such fees and expenses, or (ii) indemnitor shall have failed to employ counsel reasonably satisfactory to the indemnitee in a timely manner. Any indemnitee involved in any action, proceeding, or investigation for which indemnity is being provided hereunder shall reasonably cooperate with the indemnitor in the defense of such action. The indemnitor shall not consent to the terms of any compromise or settlement of any action defended by indemnitor in accordance with the foregoing without the prior written consent of the indemnitee, which shall not be unreasonably withheld or delayed. Indemnitor shall keep indemnitee reasonably informed of the status of any claim hereunder, including regarding significant developments during its pendency and shall consider indemnitee’s views.

16.4  Limitation of Liability.  The liability of Planet Payment and Acquirer to each other, pursuant to this Agreement with respect to any breach of this Agreement, the performance by either party of its duties and obligations, and the negligence of either party shall be limited to actual damages or, with respect to indemnification claims, the third party liability for which indemnification is available pursuant to Sub-sections 16.1 and 16.2 above; PROVIDED ALWAYS THAT, this limitation shall not apply to:

(a)Any claim arising out of Section 8.3 (Non-Solicitation/Channel Conflict), Section 8.4 (Continuation of Participation), Section 9.5 (Continuation of Services), Section 12 (Security), Section 14 (Confidentiality) or Section 18 (Intellectual Property); or

(b)Any claim arising out of the gross negligence or willful misconduct of the other party.

EXCEPT FOR CLAIMS DESCRIBED IN PARAGRAPH 16.4(a) and (b) ABOVE,  IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, LOSS OF BUSINESS OR OTHER ECONOMIC DAMAGE SUFFERRED BY THE OTHER PARTY AS A RESULT OF ANY BREACH OF THIS AGREEMENT OR OTHER CLAIM ARISING HEREUNDER. FOR CLARITY, AMOUNTS PAID BY ACQUIRER TO ACQUIRER MERCHANTS AS COMPENSATION FOR ACTUAL MERCHANT DAMAGES INCURRED BY MERCHANTS DIRECTLY IN CONJUNCTION WITH PLANET PAYMENT’S BREACH OF ITS OBLIGATIONS HEREUNDER SHALL CONSTITUTE DIRECT DAMAGES AND SHALL

NOT BE SUBJECT TO THE DISCLAIMER SET FORTH IN THIS PARAGRAPH. IN ADDITION, FOR CLARITY, IN THE EVENT A THIRD PARTY CLAIM FOR WHICH INDEMNIFICATION IS PROVIDED PURSUANT TO SECTION 10 OR SECTION 16 RESULTS IN AN AWARD OF SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES AGAINST AN INDEMNITEE HEREUNDER, THE INDEMNITOR SHALL BE REQUIRED TO INDEMNIFY THE INDEMNITEE AGAINST SUCH DAMAGES.

Nothing herein shall be construed to limit the recovery of any specific amounts owed hereunder by Acquirer to Planet Payment or by Planet Payment to Acquirer under an express term of this Agreement.

16.5  Exclusion of Warranties. The express warranties and representations set forth in this Agreement are in lieu of, and each party expressly disclaims, any and all other warranties, conditions or representations (express or implied, oral or written), with respect to Planet’s Programs, the Acquirer Program, software or equipment or any part thereof, including any and all implied warranties or conditions of title, non-infringement, merchantability, or fitness or suitability for any purpose (whether or not a party knows, has reason to know, has been advised or is otherwise in fact aware of any such purpose), whether alleged to arise by law, by reason of custom or usage in the trade, or by course of dealing.

16.6No Forecast or Guarantee.  Each party acknowledges that it has formed its own assessment of the economic implications of entering into this Agreement and that it is not relying on any statements, warranties or representations, made by or on behalf of the other party, with respect to the likely or possible amount of business, fees, revenues, expenses or profits, which might arise by reason of its participation in the programs set forth in this Agreement, none of which shall be treated as a forecast or guarantee of any particular result.

17.Level of Care

17.1 Planet Payment shall provide services required to be provided hereunder in accordance with this Agreement, each Designated Territory Addendum, the Service Level Standards set forth in Schedule 2, prevailing industry best practices, the Account Security Program, and the Rules. Planet Payment represents and warrants that the services provided under this Agreement shall meet the business procedures documentation and specifications and the technical documentation and specifications for such services, which business procedures documentation and technical documentation and specifications shall not permit any significant degrading of the operation, functionality, performance or quality of such services.

17.2Planet Payment will comply with all applicable Rules and without limitation shall ensure that its systems and processes are maintained and operated in accordance with the applicable Account Security Program and Schedule 5. Planet Payment shall keep complete and accurate records of all Transactions processed by it, as may be required under applicable Rules or any laws and regulations.

18.Intellectual Property

18.1Ownership and License.    Each party acknowledges that all trademarks, patents, copyrights, designs, licenses, know how, proprietary information and other intellectual property, including all documentation relating thereto, in any format or medium (“Intellectual Property”) belonging to the other (“Owner”), which may be disclosed or used for the purposes of this Agreement belongs to the Owner.  To the extent that Acquirer is required to use the Intellectual Property of Planet Payment for the purposes of this Agreement, Planet Payment hereby grants a non-exclusive, non-transferable license to Acquirer to use the same, for the purposes of this Agreement, for so long as this Agreement remains in force and the user thereof shall not acquire any other rights whatsoever to the Owner’s Intellectual Property.  No party shall use any other’s trademarks or logos without their prior consent, except as provided herein.

18.2Improvements.    Concepts, ideas, know-how, techniques, software (including, without limitation, programs), program listings and programming tools and documentation (including, without limitation, manuals), techniques, reports and drawings developed or owned by the Owner to fulfill its obligations under this Agreement shall be the sole and exclusive property of the Owner even if the other party assists the Owner in modifying that property or any Intellectual Property and the other party shall have no interest in or to that property.

19.Regulatory, Governmental and Other Third Party Consents

19.1The obligations of the parties in relation to the provision of the Acquirer Program shall be subject to and conditional upon receiving the following governmental, other regulatory authorities and other third party consents, rulings, confirmations and/or waivers (“Third Party Consents”):

(a)approval of the relevant monetary or banking authority, which supervises the operations of Acquirer in the Designated Territory where such approval is required to the entering into of the Agreement and the performance by Acquirer of its obligations hereunder, (including e.g. any exchange control clearances for currency conversions or payments to Planet Payment

(b)any regulatory or governmental consents or approvals required in order to offer the Acquirer Program in the Designated Territory

(c)the issuance by Visa and/or MasterCard of any new BIN or ICA to the extent necessary for the Acquirer to participate in the Acquirer Program as contemplated by the Agreement;

(d)all consents and approvals required by Planet Payment to enable it to provide the Program to the Acquirer in the Designated Territory.

19.2The parties acknowledge that Acquirer shall use commercially reasonable efforts to seek the Third Party Consents set forth in sub-section (a), (b), and (c) above and that Planet Payment shall use commercially reasonable efforts to seek the Third Party Consents set forth in sub-section (d) above and both agree that they shall each use commercially reasonable efforts to do so as soon as reasonably practicable after the date hereof.  However, neither Planet Payment nor

Acquirer make any representation that such Third Party Consents will be obtained.  Planet Payment agrees to provide such assistance and information to Acquirer as is reasonably requested by Acquirer in order for Acquirer to obtain their respective Third Party Consents and vice versa.  Each party is responsible for its own costs in seeking its Third Party Consents.

19.3 Planet Payment represents and warrants that it is a registered MasterCard Member service provider-third party processor and a registered non-member agent and third party processor with Visa and will comply with all Rules of the Card Associations in connection therewith.

20.Insurance

At all times during the Term of this Agreement, Planet Payment shall maintain, at its own expense, customary levels of insurance covering damages caused or contributed by its personnel with respect to its services under this Agreement, including general liability, technology errors and omissions insurance, workers compensation liability, and any other items required by law, regulation or employment agreement. Such insurance shall include, at a minimum, (i) commercial liability insurance with a minimum limit of $1,000,000 per occurrence and a minimum total aggregate limit of $2,000,000 and (ii) technology errors and omissions insurance covering liability for loss or damage due to an act, error, omission or negligence and claims and losses with respect to intellectual property infringement, with a minimum limit of $10,000,000 per occurrence and a total aggregate minimum limit of $10,000,000.

21.Notices

(a)Address.    Any written notice required or permitted to be given by Planet Payment to Acquirer hereunder shall be addressed to:

Global Payments Direct, Inc.

Attention:  Corporate Secretary

10 Glenlake Parkway, North Tower

Atlanta, GA  30328

and any written notice required, or permitted to be given by Acquirer to Planet Payment under this Agreement shall be addressed to:

Planet Payment, Inc.

Attention: General Counsel

670 Long Beach Boulevard

Long Beach, NY 11561, U.S.A.

(b)Form of Notice.    All notices required to be given pursuant to this Agreement shall be effective when received and shall be sufficient if (1) given in writing, and (2) hand delivered, sent by regular mail, postage prepaid, or sent by Federal Express, UPS or similar worldwide delivery company.  The parties to this Agreement, by notice in writing, may designate another address or office to which notices shall be given pursuant to this Agreement.

22.General

22.1Assignment and Subcontracting & Affiliates.   Neither this Agreement, nor any of a party’s obligations hereunder, shall be assignable in whole or in part by such party without the other party’s prior written consent; provided, however, that Acquirer may assign this Agreement or any or all of its rights and obligations hereunder to any Affiliate subject to the assignor remaining responsible for the activities of such assignee, and shall within 30 days thereafter provide notification of such assignment to Planet Payment.  In the event that any obligations hereunder are to be performed by an Affiliate of either party hereunder, the party hereto shall remain responsible for the obligations of such Affiliates. In the event that either party merges or consolidates with any other person or entity, the result of which is that the party hereto is not the surviving entity, the obligations and liabilities under this Agreement shall survive and be binding upon such successor.

22.2Governing Law.This Agreement shall be construed in accordance with the laws of the State of New York without regards to the conflict of laws provisions thereof.  Each party hereby submits to the non-exclusive jurisdiction of and consents to suit in the courts, Federal and State located in the State of New York.

22.3No Partnership or Agency.Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between the parties hereto or be deemed to constitute Planet Payment as agent for the Acquirer, nor to constitute the Acquirer as agent for Planet Payment, for any purpose whatsoever.

22.4Legal Fees.In the event any party is determined to have breached this Agreement, then the non‑defaulting party shall be entitled to recover expenses incurred in enforcing the provisions of this Agreement, including reasonable legal fees and costs.

22.5Severability.If any provision of the Agreement is found illegal, invalid or unenforceable, such finding will not affect any other provision hereunder.  This Agreement shall be deemed modified to the extent necessary to render enforceable the provisions hereunder.

22.6No Third Party Beneficiary.Except as otherwise provided hereunder, no third person, including but not limited to any Acquirer Merchant, is intended to be a beneficiary of any term or provision of this Agreement, nor shall they have the right to enforce any obligation of the parties hereunder.  The paragraph is intended to exclude any right of any third person and to displace any presumption of law, which might otherwise arise, whether pursuant to any statute, regulation, common law or equity, or otherwise.

22.7Waiver.Any delay, waiver or omission by Planet Payment or Acquirer to exercise any right or power arising from any breach or default of the other party in any of the terms, provisions or covenants of this Agreement shall not be construed to be a waiver by Acquirer or Planet Payment of any subsequent breach or default of the same or other terms, provisions or covenants on the part of the other party.

22.8Force Majeure.Neither party shall be liable for failure to perform hereunder if such failure is due to any cause or condition beyond its reasonable control.  Such causes or conditions shall include but shall not be limited to, acts of God or of the public enemy, acts of the government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, unusually severe weather, electrical power failures, telecommunication failures, or other similar causes beyond such party’s control and neither party shall have any liability for losses, expenses or damages, ordinary, special or consequential resulting directly or indirectly from such causes.

22.9Due Execution and Corporate Authority.Except for consents as may be required pursuant to Section 19.1, the party’s execution, delivery and performance of this Agreement:  (i) have been authorized by all necessary corporate action, and (ii) do not violate the terms of any law, regulation, or court order to which such party is subject or the terms of any material agreement to which the party or any of its assets may be subject.  Each party has the full right, power and authority to enter into and perform this Agreement in accordance with all of the terms, provisions, covenants and conditions hereof. This Agreement is the valid and binding obligation of the representing party, enforceable against such party in accordance with its terms. This Agreement may be executed in multiple counterparts.

22.10Public Relations.Planet Payment agrees that it shall make no reference to any contractual arrangements with the other party or to the other party in any advertising, promotional literature or other public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, except to the extent such statement is required pursuant to any law or the requirements of any securities market or exchange.  Each party may each issue a press release relating to the execution of this Agreement, subject to the prior written approval of the other which shall not be unreasonably withheld.

22.11Binding Nature.This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their representatives and their respective successors and assigns.

22.12Section Headings.Section headings are included for convenience or reference only and are not intended to define or limit the scope of any provision of this Agreement and should not be used to construe or interpret this Agreement.

22.13    Survival.The Parties acknowledge and agree that the provisions of Sections 8.3, 9.5, 10,  11, 12, 14,  15,  16,  18, 20. 21 and 22 (and any other provisions which by their nature are expected to survive the expiration or termination of this Agreement or which by their terms survive the expiration or termination of this Agreement) shall survive the expiration or termination of this Agreement; provided that with respect to Section 15, that provision will survive only for one year after the termination of all services hereunder.

22.14Entire Agreement.This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof in all applicable Designated Territories and all prior negotiations, agreements and understandings, whether oral or written, are superseded hereby.  No modification or amendment to this Agreement shall be effective unless and until set forth in writing and signed by both parties hereto. Notwithstanding the foregoing, the provisions of the nondisclosure agreement entered into between the parties as of June 12, 2006, shall continue to apply, with respect to discussions and information not otherwise deemed confidential pursuant to the terms of this Agreement. Additionally, the program specifications and/or Project Plans of each Designated Territory agreed prior to the date hereof shall continue to apply.

Signature Page

AS WITNESS the signatures of the duly authorized representatives of each party.

DATED AND EFFECTIVE as of the date first above written.

GLOBAL PAYMENTS DIRECT, INC.

By:
Name: David L. Green
Title: Corporate Secretary

PLANET PAYMENT, INC.

By:
Name:
Title:

SCHEDULE 1

REVENUE, FEES AND COSTS

1.DCC Transactions. Planet Payment shall invoice Acquirer monthly in arrears for amounts due hereunder. All invoices shall be payable within twenty (20) business days of the last day of the month to which the invoice relates.

(a)Share of Net FX Margin. In addition to such other revenue and fees as may be specified pursuant to the terms of any Designated Territory Addendum, with effect from the Effective Date, Planet Payment shall be entitled to receive a share of the Net FX Margin on all DCC Transactions (for clarity, including any DCC Transactions processed using Planet Payment’s Gateway Services, but excluding any MCP Transactions) processed hereunder, calculated as follows:

Tier	Volume	Percentage of Net FX Margin
Tier [*]	[*]	[*]%
Tier [*]	[*]	[*]%
Tier [*]	[*]	[*]%
Tier [*]	[*]	[*]%

For the purpose of this Schedule, “Volume” shall mean the total volume denominated in US Dollars of DCC Transactions and MCP Transactions (to the extent such MCP Transactions are processed using Planet Payment’s MCP Services), including any DCC Transactions and MCP Transactions processed using Gateway Services, processed (i) under this Agreement and (ii) under any agreement between the parties or their affiliates providing for DCC Transactions or MCP Transactions in any excluded territory listed in Schedule 6 (other than Singapore) during any 12-month period from June 1 to May 31 (a “Calculation Year”). The Percentage of Net FX Margin due to Planet Payment in a given Calculation Year shall be determined based upon the Volume processed during the immediately preceding Calculation Year. However, notwithstanding anything to the contrary in this Schedule 1 (including without limitation the Volume-based allocation of Net FX Margin set forth in the table above and the foregoing sentence), Planet Payment’s share of Net FX Margin for the Calculation Year ending May 31, 2016 shall be calculated as follows: (i) for the [*] period beginning [*] and ending on [*], Planet Payment’s share of Net FX Margin shall be [*]%, and (ii) for the [*] beginning [*] and ending [*], Planet Payment’s share of Net FX Margin shall be calculated in accordance with the above table based on the Volume for the [*] period ending [*].

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 1 of Schedule 1

(b)[*] Payments. Planet Payment shall pay Acquirer a contribution toward [*] Acquirer expects to incur in [*] including, without limitation, [*], as follows:

$[*] payable on [*];

$[*] payable on [*];

$[*] payable on [*];

$[*] payable on [*];

$[*] payable on [*];

$[*] payable on [*];

$[*] payable on [*];

$[*] payable on [*];

$[*] payable on [*];

$[*] payable on [*];

$[*] payable on [*]; and

$[*] payable on [*].

In exchange for the [*] from Planet Payment, Acquirer agrees to provide Planet Payment with (i) [*] selected by Acquirer that are not [*] as of the date of this Agreement; (ii) [*] for the provision of [*]; and (iii) [*] of the requirements for Acquirer and Planet Payment to [*]. In completing the [*] described in the foregoing sentence, Acquirer will prioritize the[*] that it believes [*], with the expectation that such [*]. Upon delivery of such [*], Acquirer agrees to negotiate in good faith with Planet Payment to [*] pursuant to the terms of this Agreement.

(c)Program Costs. The following items incurred by Acquirer for the benefit of the Acquirer Program, shall be treated as Program Costs for the purposes of this Agreement:

(i)[*];

(ii)[*];

(iii)[*];

(iv)[*];

(v)[*];

(vi)[*];

(vii)[*].

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 2 of Schedule 1

(viii)[*].

(ix)Any other amounts referenced in the Agreement which are to be treated as Program Costs.

(d) MasterCard Cross Border Assessment.  The purpose of this section is to address  Card Association charges, which only apply to DCC Transactions, or which apply to DCC Transactions differently than the way such charges apply to non-DCC Transactions. It is the intent of the parties that (1) any Card Association charges which apply to DCC Transactions and non-DCC Transactions in the same way shall be borne solely by Acquirer; and (2) any Card Association charges which only apply to DCC Transactions, or which apply differently to DCC Transactions as opposed to other Transactions shall be shared in the manner set forth in this Section.  The remaining provisions of this section shall be read in the light of this preamble.

(i)  Effective October 17, 2009, MasterCard has implemented a change to its Acquirer Cross Border Assessment (“ACBA”), which results in a [*] increase to the ACBA with respect to DCC Transactions processed hereunder (the “DCC Increase”).  The parties agree that with respect to DCC Transactions processed hereunder, the DCC increase applied to the Cardholder Settlement Amount of such DCC transactions shall be deducted from Gross FX Margin for the purpose of calculating Net FX Margin.  The balance of the ACBA shall be borne solely by the Acquirer.  In the event Visa, or another Card Association, implements a similar increase/change to a cross border assessment with respect to DCC Transactions processed hereunder in the future, which affects such DCC Transactions differently to other Transactions, or if MasterCard increases such [*]%, the DCC increase applied to the Cardholder Settlement Amount of such DCC transactions shall be deducted from Gross FX Margin for the purpose of calculating Net FX Margin.

(ii)This provision shall be modified to automatically reduce the amount deducted from Gross FX Margin if (i) MasterCard rebates some or all of the DCC Increase  or otherwise removes or reduces the ACBA, or otherwise makes an incentive payment, or allowance with respect to DCC Transactions; or (ii) Acquirer passes the DCC Increase or any part thereof onto its Merchants; or (iii) with respect to any other charge to which the provisions of Section 4 come to apply, there are similar changes by the relevant Card Association, which reduce or eliminate the impact of such changes on Acquirer.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 3 of Schedule 1

2.MCP Transactions.  Each Acquirer Merchant Outlet shall be setup in Planet Payment’s MAS with a revenue share percentage for MCP Transactions in MCP Designated Territories (“MCP Revenue Percentage”) calculated as (i) for Planet Payment, a percentage equal to the aggregate of (A) [*]% of the Currency Conversion Mark-Up up to a Currency Conversion Mark-up of [*]% of the Purchase Amount and (B) [*]% of the Currency Conversion Mark-Up in excess of [*]% of the Purchase Amount; and (ii) for Acquirer, the balance remaining after deduction of the Planet Payment MCP Revenue Percentage. The MCP Revenue Percentage shall be applied to each of the Target FX Margin, Settlement Gain or Settlement Loss, Presentment Gain and Interchange Differential amounts earned, or incurred for each Merchant Outlet during each calendar month, in order to determine each party’s revenue share entitlement (the “MCP Revenue Share”).

3.MICROS Gateway Services.

(a)Fees. The following fees shall be chargeable to Acquirer, which Acquirer shall be entitled to recharge or mark up to its Gateway Merchants, where appropriate, as it sees fit.  All fees in this Schedule are denominated in US Dollars. All fees in this Schedule apply only to Transactions processed using the Gateway Services.

(i)Acquirer Integration Fee. [*].

(ii)Transaction Fees. Gateway Services Fees of $[*] per Transaction message and processing Fees for Non-DCC Transactions of $[*] per Transaction message. For the purposes of calculating these Transaction Fees, each type of Transaction message described in Section 2 of Schedule 8 shall be a Transaction message.

(iii)DCC Services Fees.

(A)Planet Payment DCC Revenue.  In accordance with the Agreement for DCC Transactions pursuant to Section 1 of Schedule 1.

(B)MICROS Service Fees.  [*] of the Purchase Amount of each DCC Transaction (excluding for the avoidance of doubt any Opt Out Transaction). The Acquirer shall pay [*]% of the MICROS Service Fee to Planet Payment for payment to MICROS and the amount thereof shall be deducted from Net FX Margin earned on each DCC Transaction, which is processed using the Gateway Services, for the purpose of calculating the parties’ respective DCC Revenue Shares under the Agreement.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 4 of Schedule 1

(C)Custom Development. Custom development for white-label branding and other work shall be charged at $[*].

(b)Training. Up to two full days of training at Acquirer or Planet Payment site (with Webex-based remote access to off-site personnel) shall be provided at no cost to Acquirer. Any additional on-site training: $[*]. Remote training (i.e. Webex-based): $[*]. For any training at Acquirer site, including the initial two days of complimentary training, all pre-approved travel costs including airfare, ground transportation, lodging, and meals will be payable by Acquirer.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 5 of Schedule 1

SCHEDULE 2

SERVICE LEVEL STANDARDS

Planet Payment will operate the Planet Payment Platform 24 hours a day seven days a week and all features and products will be available.

Definition of Availability

The availability percentage for a particular period is calculated using the following formula:

[*]	[*]	X [*]
[*]

Definition of Scheduled and Unscheduled Outages

A “Scheduled Outage” is a scheduled system unavailability period pursuant to the next sentence. Planet Payment will, whenever possible, schedule Scheduled Outages during off peak periods and at mutually agreeable times.  Scheduled Outages will not affect system availability for the purposes of this Schedule 2.  An “Unscheduled Outage” is any other system unavailability period.

A.POS Services

1.Authorization System Availability

The Planet Payment authorization system will have availability of at least [*], as measured on a calendar monthly basis. Solely with respect to the MICROS Gateway Services described in Section 5 of the Agreement, the MICROS Payment Gateway services will have availability of at least [*], as measured on a calendar monthly basis.

2.Response Time for an authorization

Generally authorization response time will conform to generally accepted industry standards in the Designated Territory.  Typically the authorization response will be received by the Planet Payment Switch within 6 seconds after the authorization request

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 1 of Schedule 2

is initiated from the Planet Payment Switch.  However, it is not possible to set a fixed service level for response time because many dependency factors are outside of Planet Payment’s control, including the Merchant’s POS device, local telephone service, and the Card Associations’ and Card issuers’ authorization and communications systems.

If Acquirer notifies Planet Payment that authorization response times are repeatedly taking longer than is generally accepted in the Designated Territory, Planet Payment will make commercially reasonable efforts to make such modifications and repairs to the Planet Payment Platform, to the extent that the Planet Payment Platform is at fault, in order to try to reduce such authorization response times accordingly at no cost to Acquirer.

B.Transmission Services

1.Daily Transmissions

Planet Payment shall transmit all authorization data and Transactions submitted by Merchants, in mutually agreed file formats to Acquirer for clearing and settlement with the applicable Card Associations in accordance with the timing chart which will be agreed by the parties and, with respect to new Designated Territories added after the Effective Date, contained in the project implementation plan for the Designated Territory prior to commencement of Transaction processing hereunder (“Timing Chart”), subject to timely receipt of the required Transaction data  from the Merchant.

2.Transmission Standards

Planet Payment transmission services, as set forth in this Section B shall meet or exceed [*]% of the established windows for transmissions set forth in the Timing Chart.

In the event that the transmission services do not conform with the Timing Chart, Planet Payment will reimburse Acquirer any interchange downgrade incremental cost difference incurred as a result of the late submission of the relevant Foreign Transactions.

C.Report and File Delivery

1.Settlement Cut-off

A transaction is defined as current day Transaction if it is settled before the settlement cut off time, which will be agreed by the parties and, with respect to

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 2 of Schedule 2

new Designated Territories added after the Effective Date,  included in the project implementation plan for the Designated Territory, prior to commencement of Transaction processing hereunder.

2.Daily Files

The following groups of files shall be made available on each Banking Day via the agreed-upon electronic file, in accordance with the Planet Payment MAS standard reporting procedures (or as otherwise mutually agreed to by the parties).

2.1Pre-Settlement Reports: These comprise the Pre-Settlement Payment Information Files, which Planet Payment shall make available within 3 hours after the daily Settlement Cut-Off

2.2Post-Settlement Reports: The following package of reports shall be made available on a daily basis in accordance with the Timing Chart.  Timing for all Post-Settlement Reports is subject to timely receipt of necessary data from Acquirer, such that Planet Payment shall not be responsible for the late delivery of any report that is dependent on information to be supplied by Acquirer, which information is itself not delivered to Planet Payment on a timely basis:

(a)Acquirer Submission Detail;

(b)Daily Acquirer BIN ICA Reconciliation Report;

(c)Daily Late Presentment Transactions Report;

(d)Daily Merchant FX Revenue Report;

(e)Daily Merchant Setup Report;

(f)Daily Participant Revenue Report;

(g)Daily Computed Revenue Share Report;

(h)Daily Transaction Adjustment Report.

3.Monthly File:    All report files will be transmitted or available for download on PWEB (for Acquirer) or MWEB (for Acquirer Merchants) as the case may be, in accordance with the following schedule.  All monthly reports will be made available by the [*] business day following the last day of a business month.  Timing for all monthly reports is subject to timely

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 3 of Schedule 2

receipt of necessary data from Acquirer, such that Planet Payment shall not be responsible for late delivery of any report that is dependent upon information to be supplied by the Acquirer, which information is itself not delivered to Planet Payment on a timely basis.  The following package of reports shall be made available on a monthly basis:

(a)Monthly Computed Revenue Share Report;

(b)Monthly All Participant Revenue Share Summary Report;

(c)Monthly All Participant Revenue Share Detail Report;

(d)Monthly Merchant Incentive Statement;

(e)Monthly Merchant Revenue Share Report;

(f)Monthly Visa AP Active Acquirer Merchant Registration Report;

(g)Monthly Opt-in/Lost Opportunities by Merchant Report (when available which may be after the [*] business day of the month).

4.Standard

[*] of reports and files specified in this Section shall be available within the timeframes set forth above as measured on a calendar quarterly basis.

5.PWEB and MWEB

PWEB (including PWEB-Multi-BIN Acquiring, PWEB- Acquirer, and PWEB- Participant) and MWEB will have availability of at least [*], as measured on a calendar quarterly basis.  For a period of six months after implementation of the Planet Payment processing Services, the availability may be not less than [*]

D.Set up of Merchant Profile in Planet Payment Platform

Typical time for setting up a new Merchant Outlet on the Planet Payment Platform shall be [*] in New York from the date that Planet Payment receives the properly completed Bulk File from Acquirer.

E.Notice of Service Interruptions

Planet Payment agrees to notify Acquirer of the following service interruptions within the noted time frames.

2.1Any Scheduled Outage -at least [*] prior to the downtime.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 4 of Schedule 2

2.2Any Unscheduled Outage of more than [*], which is initiated by Planet Payment- within [*] of the Outage being initiated.

2.3 Any Unscheduled Outage which was not initiated by Planet Payment  within [*] of the outage.

2.4 Any transmission failure- within [*] of the interruption

 2.5    Any communication network outage that is known to Planet Payment- as soon as possible.

F.Processing Services. Planet Payment’s processing services shall meet or exceed [*]% of the established window for system availability, as measured on a calendar quarterly basis, except to the extent a different standard is set forth herein.

G. Fault Resolution:

1.Response Time:

Planet Payment shall provide the following service schedule for responding to problems identified or reported where the cause of the problem is, partly or completely, related to the Planet Payment’s Platform.  The severity of each problem shall be agreed between Acquirer and Planet Payment.

Severity	Example Definition	Resolution Objective
1

The authorization system is down, impacting a Merchant’s ability to operate its business.  NO bypass alternative is available (Voice authorization or routing of Foreign Transactions to the Acquirer is a bypass alternative).

1-2 hours
2

The authorization system is down, impacting a Merchant’s ability to operate its business in an acceptable manner.  A bypass alternative is available but is difficult or impacts customer operation (e.g. voice authorization may significantly slow the authorization process or routing of Foreign Transactions to Acquirer renders DCC unavailable to Merchant Acquirer). A problem which may have on-going financial implications for each day it remains unresolved

Up to 4 hours
3

Any problem, which causes restricted function or minor impact upon performance.  Any research problem, which may have financial impact but not on-going financial impact. Any error or fault that reduces the functionality or benefit of the service e.g. unresolved irregularity in reporting.

Up to 7 days

Page 5 of Schedule 2

4

A circumvented problem. The problem’s impact is non-critical and does not affect day to day operation or have on-going or immediate financial implications.  Acquirer request for supporting information to assist the monitoring of service delivery standards.

Up to 10 days

For the avoidance of doubt, the severity of the following incidents will be classified as:

1.System error with significant or on-going financial impact to Acquirer and Acquirer’s merchants to be 2;

2.System error without on-going financial impact to Acquirer or Acquirer’s merchants to be 3;

3.Merchant Statement error to be 3;

4.A research request not affecting day to day operation and does not have on-going or immediate financial impact to be level 4.

2.Customer Service Response Levels

Planet Payment shall exercise commercially reasonable efforts to achieve or exceed customer service response levels comparable to that achieved by third party providers of comparable services. Planet Payment shall respond to [*]% of all telephonic or written inquiries within [*], as measured on a calendar monthly basis. First level support for the Gateway Merchants’ issues relating to the MICROS Payment Gateway Services shall be provided by MICROS pursuant to separate arrangements between MICROS and the Gateway Merchants using the Gateway Services.

3.Contacts

All notification obligations upon Planet Payment under this Schedule 2 shall be satisfied by making contact in accordance with the contact details set forth below. Acquirer may change such contact details by providing written notification to Planet Payment (in accordance with Section 21 of the Agreement). Set forth below are the escalation contact details for Planet Payment. Planet Payment may change such contact details by providing written notification to Acquirer (in accordance with Section 21 of the Agreement).

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 6 of Schedule 2

Acquirer	Name	Contact Phone Number	Contact Fax Number	E-Mail Address
Primary Contact no
First Emergency Contact
Second Emergency Contact

Planet Payment	Name	Contact phone number	Contact fax number	E-Mail Address
Primary Contact no
First Emergency Contact
Second Emergency Contact

H.Monthly Service Levels

Service level penalties measured on monthly performance:

1.[*], Planet Payment will pay to Acquirer an amount equal to a percentage of the Acquirer’s Revenue Share for the month in which the service level standard was not met (“Monthly Acquirer Margin”).  The percentage payable shall be [*]% for each [*]% reduction in the service level achieved below the required standard, or any part thereof.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 7 of Schedule 2

2.If Planet Payment fails to meet [*] of any of the Service Level Standards set forth in this Schedule during any [*] period, Planet Payment will pay an amount equal to [*]% of the Acquirer Revenue for the relevant month during which the failure occurred.  If Planet Payment fails to meet [*] of the Service Level Standards set forth herein during any [*] period, Planet Payment will pay an amount equal to [*]% of the Acquirer Revenue for the relevant month during which the failure occurred.  If Planet Payment fails to meet [*] or more of the Service Level Standards set forth herein, during any [*], Planet Payment will pay an amount equal to [*]% of the Acquirer Revenue for the relevant [*] during which the failure occurred.

I.Review of Service Levels

Acquirer and Planet Payment will review the terms and conditions of these Service Level Standards to ensure that there is an acceptable standard of quality in the services provided by Planet Payment.  Any changes to these Service Level Standards shall be effective only upon written agreement of both parties.

Page 8 of Schedule 2

SCHEDULE 3

APPROVED CURRENCIES

Australian Dollar	AUD
British Pound Sterling	GBP
Canadian Dollar	CAD
Chinese RMB Yuan	CNY
Danish Krone	DKK
European EURO	EUR
Hong Kong Dollar	HKD
Indian Rupee	INR
Japanese Yen	JPY
Macau Pataca	MOP
Malaysia Ringitt	MYR
New Taiwan Dollar	TWD
New Zealand Dollar	NZD
Norwegian Krone	NOK
Philippine Peso	PHP
Russian Ruble	RUB
Saudi Ryal	SAR
Singapore Dollar	SGD
South African Rand	ZAR
South Korean Won	KRW
Sri Lanka Rupees	LKR
Swedish Krona	SEK
Swiss Franc	CHF
Thai Bhat	THB
United States Dollars	USD

Page 1 of Schedule 3

SCHEDULE 4

SAMPLE DESIGNATED TERRITORY ADDENDUM

DESIGNATED TERRITORY ADDENDUM

THIS ADDENDUM is supplemental to the Services Agreement dated as of ___________, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory:

2.Additional Planet Payment Party (Name and address):

3.Additional Global Payments Party (Name and address):

4.Existing Agreement Relating to the Designated Territory:

5.Effective Date of this Addendum:

6.Approved Currency Changes:

7.MCP Services: (applicable/not applicable)

8.MICROS Gateway Services: (applicable/not applicable)

9.Special Terms (if any):

10.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

11.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

Page 1 of Schedule 4

12.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the ____ day _______ 201__

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name:

Title:	Title:

[EXECUTION BY ADDITONAL PARTIES]

Page 2 of Schedule 4

SCHEDULE 5

SECURITY

The terms of this Schedule apply (i) to any interaction between Acquirer and the Planet Payment Services; and (ii) to all instances when Planet Payment receives, transfers, stores, or processes Acquirer’s Confidential Information and any other information obtained from or provided by or on behalf of Acquirer in conjunction with the Services. Planet Payment shall be responsible for ensuring that its parents, Affiliates and subsidiaries and their respective Independent Contractors comply with this Schedule to the extent they receive, transfer, store, process or can otherwise access Acquirer’s Confidential Information and any other information obtained from or provided by or on behalf of Acquirer in conjunction with the Services.

1.Definitions.  The following terms shall have the meanings as set forth below for the purposes of this Schedule:

1.1“Global Payments Information Systems” means information systems resources, including without limitation, network infrastructure, computer systems, workstations, laptops, hardware, software, databases, storage media, proprietary applications, printers, and internet connectivity which are owned, controlled or administered by or on behalf of Acquirer.

1.2“Planet Payment Services” means any information collection, storage or processing performed by Planet Payment (i) which directly or indirectly supports the Services or functions now or hereafter furnished to Acquirer under the Agreement, (ii) using any Acquirer Confidential Information, or (iii) in respect of any other information if performed on behalf of Acquirer or in support of Acquirer business, operations or services.

1.3“Security Incident” means the unauthorized access, acquisition, use, disclosure, modification, or destruction of Acquirer’s Confidential Information obtained by Planet Payment from or provided by or on behalf of Acquirer to Planet Payment pursuant to this Agreement.  Security Incidents are classified as follows:

(a)“High Severity” or severity 1 (severe impact) means external loss or exposure of Confidential Information or adverse events causing significant impact to mission critical information technology systems, such as (without limitation) denial of service attacks.  Incidents or exposures classified at this level affect Merchants, Acquirer’s provision of services to Merchants or critical Global Payments Information Systems.

(b)“Medium Severity” or severity 2 (major impact) means internal loss or exposure of Acquirer’s Confidential Information or adverse events causing a significant business interruption.  Incidents or exposures classified at this level affect non-critical Global Payments Information Systems and may affect Acquirer Merchants.

Page 1 of Schedule 5

(c)“Low Severity” or severity 3 (moderate impact) means loss or exposure of Global Payments’ public information or adverse events causing a limited or confined business interruption.  Incidents or exposures classified at this level affect Global Payments Information Systems or assets, but do not affect Acquirer’s Merchants.

1.4“Planet Payment Services Resources” means information processing resources supplied or operated by Planet Payment, including without limitation, network infrastructure, computer systems, workstations, laptops, hardware, software, databases, storage media, printers, proprietary applications, Internet connectivity, which are used, either directly or indirectly, in support of Planet Payment Services.

2.Security Management

2.1Acquirer Security Contact.  Planet Payment shall utilize its Acquirer business contact as the initial point of contact for security issues.  Such contact will then identify appropriate security personnel to respond to Planet Payment’s security issues.

2.2Infrastructure Protection.  Planet Payment shall maintain and adhere to procedures satisfying generally accepted industry standards (including PCI-DSS) designed to protect Planet Payment Services Resources, including, at a minimum:

(a)Formal, comprehensive security program (policies, standards, processes, etc.);

(b)Processes for becoming aware of, and maintaining, security patches and fixes;

(c)Router filters, firewalls, and other mechanisms to restrict access to the Planet Payment Services Resources;

(d)Processes to prevent, detect, and eradicate malicious code (e.g., viruses, etc.); and

(e)Processes to test regularly the efficacy of Planet Payment’ security program (e.g., at least annual penetration testing) and promptly correct any identified deficiencies.

2.3Updates.  Acquirer may, from time to time, advise Planet Payment of recent security threats that have come to its attention, and reasonably require Planet Payment to promptly implement specific and reasonable modifications to its systems, software, policies, or procedures that may be necessary to counter these threats. Notwithstanding the foregoing and any minimum standards set forth in this Addendum, Planet Payment shall be solely responsible for monitoring and incorporating reasonable industry-standard security safeguards.

3.Risk Management

3.1General Requirements.  Planet Payment shall maintain appropriate safeguards and controls and exercise due diligence to protect Acquirer’s Confidential Information and Planet

Page 2 of Schedule 5

Payment Services Resources against unauthorized access, use, and/or disclosure.  In doing the foregoing, Planet Payment shall consider all of the below factors:

(a)Federal, state, legal and regulatory requirements;

(b)Current rules and industry standards;

(c)Information technology and financial services accepted practices;

(d)Sensitivity of the data; and

(e)Relative level and severity of risk of harm should the integrity, confidentiality, availability or security of the data be compromised, as determined by Planet Payment as part of an overall risk management program.

3.2Security Evaluations.

(a) Planet Payment shall periodically (no less than annually) evaluate its processes and systems to ensure continued compliance with obligations imposed by law, regulation or contract with respect to the confidentiality, integrity, availability, and security of Global Payments Confidential Information and Planet Payment Services Resources.  Planet Payment shall periodically (no less than quarterly) conduct vulnerability assessments and penetration tests of its publicly-accessible Planet Payment Services Resources. Planet Payment shall document the results of these evaluations and any remediation activities taken in response to such evaluations.  Upon request no more than once per year, Planet Payment shall provide a copy of its PCI-DSS Report of Compliance, SSAE 16 SOC 1, Type II report and any other certifications, attestations or reports required by applicable law, regulations or industry governing bodies for the provision of Services hereunder.

3.3Internal Records.  Planet Payment shall maintain mechanisms to capture, record, and examine information relevant to Security Incidents.  In response to such events, Planet Payment shall take appropriate action to address and remediate identified vulnerabilities that could impact Acquirer’s Confidential Information and Planet Payment Services Resources.

3.4Planet Payment Locations.  Acquirer acknowledges that (i) the Planet Payment Services Resources are located in various countries and are operated by Planet Payment and its Affiliates; (ii) that Planet Payment and its Affiliates use Planet Payment Services Resources in various countries in order to provide services to Acquirer pursuant to this Agreement; and (iii) that Planet Payment may need to export Acquirer’s data, including Confidential Information, out of the Designated Territory in which they may originate, for the purposes of Planet Payment fulfilling its obligations under this Agreement.  Planet Payment represents and warrants that it will export such data only in accordance with this Agreement and all privacy and data protection laws and regulations that apply to such transfers of data.

Page 3 of Schedule 5

4.Personnel Security

4.1Access to Acquirer’s Confidential Information.  Planet Payment shall require its employees, contractors and agents who have, or may be expected to have, access to Acquirer’s Confidential Information, Global Payments Information Systems or Planet Payment Services Resources to comply with the provisions of the Agreement, including without limitation, this Schedule.  Planet Payment will remain responsible for any breach of this Schedule by its Affiliates, employees, contractors, and agents.

4.2  Security Awareness.  Each party shall ensure that its employees, contractors and agents remain aware of industry standard security practices, and their respective responsibilities for protecting the Acquirer’s Confidential Information and the Planet Payment Services Resources.  This shall include, but not be limited to:

(a)Protection against malicious software (such as viruses);

(b)Appropriate password protection and password management practices; and

(c)Appropriate use of workstations and computer system accounts.

4.3Supervision of Workforce.  Planet Payment shall maintain processes for authorizing and supervising its employees, temporary employees, and independent contractors and for monitoring access to Acquirer’s Confidential Information, Global Payments Information Systems and Planet Payment Services Resources.

4.4Background Checks.  Planet Payment shall maintain processes to determine whether a prospective member of Planet Payment’s workforce with access to Global Payments Confidential Information and Planet Payment Services Resources is sufficiently trustworthy. Such background checks may have been performed as part of Planet Payment’s standard pre-employment screening process and may include the following:  (i) education verification; (ii) prior employment verification for all employees above entry level; (iii) social insurance verification (if applicable); (iv) felony, misdemeanor and other equivalent criminal checks in applicable jurisdictions; and (v) review of credit report.

5.Physical Security.  Planet Payment shall maintain appropriate physical security controls (including facility and environmental controls) to prevent unauthorized physical access to Planet Payment Services Resources and areas in which Acquirer’s Confidential Information is stored or processed in accordance with PCI-DSS. Planet Payment shall adopt and implement a written security plan which documents such controls and the policies and procedures through which such controls will be maintained.  Planet Payment shall maintain appropriate records of maintenance performed on Planet Payment Services Resources.

6.Security Monitoring and Response

6.1Incident Response.  Planet Payment shall maintain formal processes to detect, identify, report, respond to, and resolve Security Incidents in a timely manner.

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6.2Incident Notification.  Subject to the requirements of law enforcement agencies, which may be investigating any Security Incident, Planet Payment shall provide Acquirer with notice (i) within twenty-four (24) hours of Planet Payment’s reasonable suspicion of the occurrence of a High Severity Security Incident or Medium Severity Security Incident, which impacted Acquirer Confidential Information and (ii) within forty eight (48) hours of Planet Payment’s reasonable suspicion of the occurrence of a Low Severity Security Incident, which is suspected of having impacted Acquirer Confidential Information.  Planet Payment shall diligently work to resolve any Security Incidents, promptly provide information regarding remediation plans that are reasonably designed to minimize impacts to Acquirer and keep Acquirer informed of the status of remediation efforts.

7.Communication Security

7.1Exchange of Acquirer’s Confidential Information.  The parties agree to utilize a secure method of transmission when exchanging Acquirer’s Confidential Information electronically.

7.2Encryption.  Each Party shall maintain encryption, in accordance with standards mutually agreed upon between the parties in conformance with applicable industry standards, for all transmission of Acquirer’s Confidential Information via public networks (e.g., the Internet).

7.3Protection of Storage Media.  Acquirer shall ensure that storage media containing Acquirer’s Confidential Information is properly sanitized of all Acquirer’s Confidential Information in accordance with DOD5220.22-M (minimum 3-pass wipe) or is destroyed in accordance with applicable laws and regulations prior to disposal or re-use for non- Acquirer-related use.  All media on which Acquirer’s Confidential Information is stored shall be protected against unauthorized access or modification.  Acquirer shall maintain reasonable and appropriate processes and mechanisms to maintain accountability and tracking of the receipt, removal and transfer of storage media used for Planet Payment Services or on which Acquirer’s Confidential Information has been stored.

7.4Data Integrity.  Planet Payment shall maintain and adhere to processes to prevent unauthorized or inappropriate modification of Acquirer’s Confidential Information, for both data in transit and data at rest.

8.Access Control

8.1Identification and Authentication.  All access to any Acquirer’s Confidential Information or any Planet Payment Services Resources shall be Identified and Authenticated as defined in this Section.  “Identification” refers to processes which establish the identity of the person or entity requesting access to Acquirer’s Confidential Information and/or Planet Payment Services Resources.  “Authentication” refers to processes which validate the purported identity of the requestor.  For access to Acquirer’s Confidential Information or Planet Payment Services

Page 5 of Schedule 5

Resources, Planet Payment shall require Authentication by the use of an individual, unique user ID and an individual password or other appropriate Authentication technique.  Each party shall maintain its own procedures to ensure the protection, integrity, and soundness of all passwords created and/or used in connection with the Agreement.

8.2Limited Access.  Planet Payment shall maintain appropriate access control mechanisms to prevent all access to Planet Payment Services Resources, except by Planet Payment personnel who have a “need to access” to perform a particular function in support of the Services.  The access and privileges granted shall be limited to the minimum necessary to perform the assigned functions.

8.3Log Files. Log files of access to Acquirer’s Confidential Information must be maintained for up to one year and must contain the date, time, requestor, and the nature of the access (i.e., read-only or modify).

9.Third Parties.  Planet Payment shall require that any agent, including any subcontractor, to whom Planet Payment provides Acquirer’s Confidential Information agrees to maintain reasonable and appropriate safeguards that are consistent with the security requirements as described in this Exhibit to protect such Acquirer’s Confidential Information.

10. Usage Restrictions.  In addition to any limitations set forth in this Addendum and the Agreement, Planet Payment shall adhere to its policies and procedures designed to implement technical and organization measures to protect the Planet Payment Services, Global Payments Information Systems and Acquirer Confidential Information, as well as any additional measures reasonably required by Acquirer or required by applicable laws and regulations. Planet Payment will train employees/contractors/vendors on and implement said procedures in a way that produces at least the same degree of care as is used with its own Confidential Information, but never less than a reasonable degree of care, to protect Acquirer’s Confidential Information and Planet Payment Services Resources against unauthorized access, use, and/or disclosure. Planet Payment and its agents, contractors and vendors shall not sell, rent, lease, or otherwise transfer Acquirer’s Confidential Information to any individual, organization, or third party without Acquirer’s written consent except for the purposes of fulfilling Planet Payment’s obligations under this Agreement.

11.Business Continuity and Disaster Recovery.  Planet Payment has put in place a business continuity and disaster recovery plan designed to minimize the risks associated with a disaster or similar incident affecting Planet Payment’s ability to provide the Services under the Agreement. Planet Payment’ recovery time objective (RTO) and recovery point objective (RPO) shall be four (4) hours or less for authorizations and settlement systems. Planet Payment’s recovery time objective (RTO) and recovery point objective (RPO) shall be twenty-four (24) hours or less for ancillary systems. Planet Payment will allow the Acquirer to view its disaster recovery and business continuity plan at a Planet Payment facility. Planet Payment will test its disaster recovery plan at least annually. In addition, Planet Payment will provide test results. In the event that Planet Payment’s disaster recovery plan test results reveals any deficiency in Planet Payment’s ability to meet the RPO, Planet Payment shall promptly remediate such deficiency, retest the disaster recovery plan, and provide the results to Acquirer.  Failure to use

Page 6 of Schedule 5

commercially reasonable efforts to remediate any deficiency in the disaster recovery plan shall constitute a material breach of this Agreement by Planet Payment. Acquirer is responsible for adopting a disaster recovery plan relating to disasters affecting Acquirer’s facilities. Planet Payment’s disaster recovery plan shall include provisions addressing its connections to and any integration with Acquirer’s facilities and systems.  Planet Payment must provide Acquirer with at least 30 days written notice before modifying its disaster recovery plan.

Page 7 of Schedule 5

SCHEDULE 6

EXCLUDED TERRITORIES AND AGREEMENTS

1.The terms of this Agreement shall not apply to the following territories:

[*];

[*];

[*].

For the avoidance of doubt, this Agreement is not intended to supersede or alter the terms of such agreements for the provision of services as are presently in effect between the parties in [*], or any agreements for the provision of MICROS payment gateway services, which agreements shall continue in full force and effect pursuant to their respective terms.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 1 of Schedule 6

SCHEDULE 7

MICROS PAYMENT GATEWAY SERVICES

In accordance with Section 5 of the Agreement, this Schedule shall apply only to the MICROS Designated Territories and shall have no effect on any other Designated Territory. Planet Payment will provide the Gateway Services in the MICROS Designated Territories for the acceptance of Cards (Visa®, MasterCard®, American Express® and Diner's Club®) . Subsequent to the initial implementation, Planet Payment may add support for UnionPay and JCB® cards, at such time and in such manner as the parties may agree.  The MICROS Payment Gateway will enable Acquirer’s Merchants to process the sale of goods and services by means of a Card, as described below.

1.Authorization Services. Upon the Gateway Merchant’s request, Planet Payment will electronically transmit, receive and present authorization requests to and responses from Acquirer’s authorization processor to the Gateway Merchants in a manner consistent with industry practice.  Authorization services include “top-up” authorizations for hotel and lodging applications.

2.Transaction TypesThe Gateway Services include support for the following Transaction types from Micros PMS and POS systems:

•	Authorization (Swipe, manual entry, and EMV)
•	Sale (Swipe, manual entry, and EMV)
•	Refund (Swipe, manual entry, and EMV)
•	Void (Swipe, manual entry, and EMV)
•	Debit Sale (Swipe and EMV)
•	Debit Refund (Swipe and EMV)
•	Debit Void (Swipe and EMV)
•	Timeout Reversal (Terminal generated)
•	Reversal (MICROS generated reversals when the MICROS system does not receive a response from the terminal)

3.Card Batch Capture. Upon the Gateway Merchant's request, Planet Payment will electronically transmit Card Transaction data in a batch file, which includes all information required by the Card Associations for purposes of financial settlement of Transactions submitted from the Gateway Merchants to the Acquirer’s settlement processor.

4.Reporting. In addition to the Gateway Merchant reporting provided via M-WEB in accordance with the Service Agreement, the Gateway Services include the option of consolidated reporting for domestic and Foreign Transactions via an on-line interface or “push” e-mailed reports.

5.EMV Support. The Gateway Services include support for “chip and PIN” Cards and EMV processing in accordance with Card Association requirements, if the Gateway Merchant’s POS supports EMV processing.

Page 1 of Schedule 7

DESIGNATED TERRITORY ADDENDUM

Brunei

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

13.Designated Territory: BRUNEI

14.Additional Planet Payment Party (Name and address): PLANET PAYMENT (HONG KONG) LTD 星滙易(香港)有限公司, a Hong Kong company with its principal place of business at 21/F Asia Orient Tower, Town Place, 33 Lockhart Road, Wan Chai, Hong Kong, SAR.

15.Additional Global Payments Party (Name and address): GLOBAL PAYMENTS ASIA PACIFIC LIMITED a Hong Kong company with its principal place of business at 27/F Manhattan Place, 23 Wang Tai Road, Kowloon Bay, Hong Kong, SAR.

16.Superseded Agreement Relating to the Designated Territory: Service Agreement dated August 6, 2010, as amended.

17.Effective Date of this Addendum: June 1, 2015.

18.Approved Currency Changes: Singapore Dollar (SGD) is not an Approved Currency.

19.Applicability of MCP Services: Not applicable. The Designated Territory is not an MCP Designated Territory.

20.Applicability of MICROS Gateway Services: Applicable. The Designated Territory is a MICROS Designated Territory.

21.Special Terms (if any): None.

22.Project Plan (if applicable): As previously agreed.

23.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the

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operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

24.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

25.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Planet Payment (Hong Kong) Ltd.	Global Payments Asia Pacific Limited

By:	By:

Name:	Name: Rowell del Fierro

Title:	Title: Authorized Signatory

Page 2 of Brunei Territory Addendum

DESIGNATED TERRITORY ADDENDUM

Canada

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory: CANADA

2.Additional Planet Payment Party (Name and address): None.

3.Additional Global Payments Party (Name and address): None.

4.Superseded Agreement Relating to the Designated Territory: Service Agreement dated December 16, 2010, as amended.

5.Effective Date of this Addendum: June 1, 2015.

6.Approved Currency Changes: Canadian Dollar (CAD) is not an Approved Currency; Indonesian Rupiah (IDR) is an Approved Currency.

7.Applicability of MCP Services: Applicable. The Designated Territory is an MCP Designated Territory.

8.Applicability of MICROS Gateway Services: Not applicable. The Designated Territory is not a MICROS Designated Territory.

9.Special Terms (if any): None.

10.Project Plan (if applicable): As previously agreed.

11.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

12.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure

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the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

13.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Page 2 of Canada Territory Addendum

DESIGNATED TERRITORY ADDENDUM

Hong Kong

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory: HONG KONG

2.Additional Planet Payment Party (Name and address): PLANET PAYMENT (HONG KONG) LTD 星滙易(香港)有限公司, a Hong Kong company with its principal place of business at 21/F Asia Orient Tower, Town Place, 33 Lockhart Road, Wan Chai, Hong Kong, SAR.

3.Additional Global Payments Party (Name and address): GLOBAL PAYMENTS ASIA PACIFIC LIMITED a Hong Kong company with its principal place of business at 27/F Manhattan Place, 23 Wang Tai Road, Kowloon Bay, Hong Kong, SAR.

4.Superseded Agreement Relating to the Designated Territory: Service Agreement dated October 20, 2009, as amended.

5.Effective Date of this Addendum: June 1, 2015.

6.Approved Currency Changes: Hong Kong Dollar (HKD) is not an Approved Currency.

7.Applicability of MCP Services: Not applicable. The Designated Territory is not an MCP Designated Territory.

8.Applicability of MICROS Gateway Services: Applicable. The Designated Territory is a MICROS Designated Territory.

9.Special Terms (if any): None.

10.Project Plan (if applicable): As previously agreed.

11.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the

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operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

12.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

13.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Planet Payment (Hong Kong) Ltd.	Global Payments Asia Pacific Limited

By:	By:

Name:	Name: Rowell del Fierro

Title:	Title: Authorized Signatory

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DESIGNATED TERRITORY ADDENDUM

India

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory: INDIA

2.Additional Planet Payment Party (Name and address): None.

3.Additional Global Payments Party (Name and address): GLOBAL PAYMENTS ASIA-PACIFIC (INDIA) PRIVATE, LTD., an Indian company with its principal place of business at HSBC 1st Floor Shiv Building, Plot #139-140B, Western Express Highway, Sahar Road Junction Vile Parle(E), Mumbai, India, 400057.

4.Superseded Agreement Relating to the Designated Territory: Service Agreement, dated April 1, 2014, as amended.

5.Effective Date of this Addendum: June 1, 2015.

6.Approved Currency Changes: Indian Rupee (INR) and Chinese RMB Yuan (CNY) are not Approved Currencies; United Arab Dirham (AED) is an Approved Currency.

7.Applicability of MCP Services: Not applicable. The Designated Territory is not an MCP Designated Territory.

8.Applicability of MICROS Gateway Services: Not applicable. The Designated Territory is not a MICROS Designated Territory.

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9.Special Terms (if any):

(a)Merchant Revenue. Solely with respect to this Designated Territory, all references in Section 7.2(a) (Merchant Revenue) to “[*]” shall be replaced with the following: “[*]”.

(b)Manual Billing. Certain Merchants are billed manually in accordance with the terms set forth in Exhibit A to this Designated Territory Addendum.

(c)Conversion of Certain Processing Functions To Acquirer Platform. The parties hereby acknowledge that pursuant to similar agreements for DCC Transaction processing entered into between the parties, or their respective Affiliates, the parties have developed an alternative method of processing DCC Transactions together (the “New Method”).  For the avoidance of doubt the New Method is as described in the mutually agreed upon specifications pursuant to which DCC Transaction processing is being undertaken by the parties, or their respective Affiliates, in Hong Kong.  It is intended that in due course the parties shall adopt the New Method for DCC Transaction processing with respect to DCC Transactions to be processed pursuant to this Agreement.  Accordingly, the parties hereby agree that the New Method may be adopted in the following manner: Acquirer will use commercially reasonable efforts to give Planet Payment 60 days prior notice that it is ready to begin implementing the New Method, and Acquirer and Planet Payment shall thereafter discuss how the New Method shall be implemented with respect to the Designated Territory.  The parties shall use commercially reasonable efforts to develop a mutually agreed upon specification and implementation plan with respect to the New Method.  Planet Payment agrees that it will use its commercially reasonable efforts to provide assistance to Acquirer to implement the New Method with respect to the Designated Territory, provided that Planet Payment shall not have any obligations whatsoever to assist Acquirer in any way in specifying, designing, or implementing functions similar to any of Planet Payment’s functions provided hereunder, relating to the conversion, calculation, reporting or reconciliation of cross currency transactions.  Nothing herein shall oblige Planet Payment to disclose, transfer or license any of the Planet Payment IP to Acquirer for the purposes of implementing the New Method.  In the event Planet Payment and Acquirer mutually agree that modifications or enhancements requested by Acquirer are substantially different to the way the New Method has been implemented in Hong Kong, the parties will negotiate in good faith a reasonable charge to be paid by Acquirer for Planet Payment’s efforts with respect to such modifications or enhancements.  The implementation of the New Method shall not affect or result in any modification of the parties respective obligations hereunder.  For the avoidance of doubt until such time as the New Method has been fully implemented by the parties, the parties shall continue to process DCC

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Transactions in the Designated Territory in the same manner and in accordance with the mutually agreed specifications, which are in effect as of the date hereof.

10.Project Plan (if applicable): As previously agreed.

11.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

12.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

13.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Global Payments Asia-Pacific (India) Private, Ltd.

By:

Name: Rowell del Fierro

Title: Authorized Signatory

Page 3 of India Territory Addendum

Exhibit A to India Designated Territory Addendum

1.DEFINITIONS.

1.1Unless otherwise defined herein, capitalized terms used herein shall bear the meaning ascribed to them in the Agreement.

1.2The following terms when used in this Exhibit shall have the meanings set forth below:

(a)Adjusted Planet Payment Revenue shall have the meaning set forth in Section 2.2 of this Exhibit.

(b)Correction Amount shall mean, for a given month, an amount equal to the aggregate of the product of (i) the  aggregate of the Purchase Amount of all DCC Transactions for each Subject Merchant for such month, as converted into the currency in which the Acquirer Settlement is denominated, multiplied by (ii) the applicable rate for each such Subject Merchant set forth on Annex 1 hereto.

(c)Revised Acquirer Revenue shall mean, for a given month, an amount equal to (i) the aggregate Net FX Margin for the Subject Merchants for such month minus (i) the Revised Planet Payment Revenue for such month.

(d)Revised Planet Payment Revenue shall mean for a given month, an amount equal to the product  of (i) the aggregate Net FX Margin for the Subject Merchants for such month minus the Correction Amount for such month, multiplied by (ii)  Planet Payment’s applicable revenue share rate.

(e)Subject Merchants shall mean the Merchants listed on Annex 1 hereto, subject to amendment as agreed to in writing by both parties from time to time.

2.THE MANUAL BILLING PROCESS.

2.1With effect from the Effective Date, with respect to the Subject Merchants only, Planet Payment shall change the Merchant set up for each Subject Merchant in MAS, so that the Merchant Revenue shall be zero and the merchant discount rate shall be zero.

2.2With effect from the Effective Date, with respect to the Subject Merchants only, Planet Payment shall calculate the following amounts manually:

(a)The Acquirer Revenue;

(b)The Revised Acquirer Revenue;

(c)The Correction Amount; and

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(d)The Revised Planet Payment Revenue.

A sample calculation of each amount is set forth in Annex 2 hereto.

2.3For each month during the term of this Exhibit, within [*] of the date on which Planet Payment provides Acquirer with revenue calculations and reporting  pursuant to the Agreement,  Planet Payment shall provide Acquirer with an Excel file including the calculation of Acquirer Revenue, Revised Acquirer Revenue the Correction Amount and the Revised Planet Payment Revenue for such month.

2.4If for any month, Acquirer disputes the Correction Amount and Revised Planet Payment Revenue calculated for such month, Acquirer may adjust the Correction Amount and Planet Payment Revenue using its reasonable discretion (such adjusted amount, the “Adjusted Planet Payment Revenue”) and shall promptly pay to Planet Payment, the Planet Payment Revenue, including the Adjusted Planet Payment Revenue, as adjusted based on the adjusted Correction Amount (the Adjusted Planet Payment Revenue represents the undisputed amount owed to Planet Payment hereunder).  Acquirer and Planet Payment agree to promptly work together in good faith to resolve any disputes in good faith.  Upon resolution of any such disputes, (i) if the parties agree that the Adjusted Planet Payment Revenue is more than the agreed Revised Planet Payment Revenue for such month, Acquirer shall subtract an amount equal to such difference from the next payment of Planet Payment Revenue to Planet Payment; or (ii) if the parties agree that the Adjusted Planet Payment Revenue is less than agreed Revised Planet Payment Revenue for such month, Acquirer shall add an amount equal to such difference to the next payment of Planet Payment Revenue to Planet Payment.

2.5Service Level Standards.  Acquirer agrees that the service level standards set forth in the Agreement shall not apply to any of the manual calculations and reporting to be provided under this Exhibit.

2.6Planet Payment Revenue.  For all purposes under the Agreement, Revised Planet Payment Revenue shall be included in and a part of Planet Payment Revenue.

3.TERM.  The Term of this Exhibit will commence upon the Effective Date and shall terminate upon the earlier of (a) termination of the Agreement or this Designated Territory Addendum; and (b) either party giving not less than 30 days’ notice of termination of this Exhibit to the other.  Upon termination of this Exhibit, the parties shall resume the usual automated process for calculating revenue shares and billing, as set forth in the Agreement, with effect from the first complete calendar month following the date of termination of this Exhibit.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 5 of India Territory Addendum

4.DISCLAIMERS, EXCLUSIONS OF LIABILITY & INDEMNIFICATION.

4.1No Warranties.  Acquirer acknowledges thatit has requested Planet Payment to undertake these manual calculations for Acquirer’s benefit, instead of the usual automated processes agreed to by the parties under the Agreement and that by their nature manual calculations may be subject to errors and delays in processing.  Planet Payment makes no warranties or representations that the manual calculations hereunder will be accurate, or will be timely made  in accordance with the provisions of the Agreement or this Exhibit and in particular in accordance with the applicable Service Level Standards.  In the event of any errors or delays, Planet Payment’s sole obligation shall be to correct the errors and to use commercially reasonable efforts to complete the calculations and reports as soon as reasonably practicable.

4.2No Liability and Acquirer Indemnification.  Acquirer shall not be entitled to make any claim against Planet Payment for any damages, costs, claims of any description whatsoever, including any claims under any indemnification provisions of the Agreement for any matter arising out of or relating to this Exhibit.   In addition to the indemnification obligations of Acquirer under the Agreement,  and notwithstanding any other provision of the Agreement, Acquirer shall be liable to and shall indemnify and hold Planet Payment, and its employees, representatives, successors and permitted assigns harmless from and against any and all legal liability to a third party, and out of pocket costs and expense (including litigation expenses and reasonable legal fees) to which Planet Payment, and its employees, representatives, successors and permitted assigns are subjected, or which it incurs in connection with any claims, which arise from or out of or as a result of (i) any claims of any of the Subject Merchants as a result of any errors, or delays in billing or statementing, or otherwise arising out of the use and operation of the manual process described above, even if Planet Payment is ultimately found to be responsible for any such errors or delays; (ii)  any costs, claims, fines, or penalties arising out of any claims that any process or any system configuration, Merchant setup, Merchant Revenue calculation, merchant discount rate or any other matter whatsoever undertaken or omitted to be undertaken by Planet Payment pursuant to this Exhibit is in breach of any applicable law or the Rules.

Page 6 of India Territory Addendum

Annex 1 to Exhibit A of the India Territory Addendum

Merchant ID	Group DBA	Merchant Name	Merchant Revenue before June 1st 2013	Correction Amount on and after June 1st 2013
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 7 of India Territory Addendum

Merchant ID	Group DBA	Merchant Name	Merchant Revenue before June 1st 2013	Correction Amount on and after June 1st 2013
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 8 of India Territory Addendum

Merchant ID	Group DBA	Merchant Name	Merchant Revenue before June 1st 2013	Correction Amount on and after June 1st 2013
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 9 of India Territory Addendum

Merchant ID	Group DBA	Merchant Name	Merchant Revenue before June 1st 2013	Correction Amount on and after June 1st 2013
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 10 of India Territory Addendum

Annex 2 to Exhibit A of the India Territory Addendum

[*]

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 11 of India Territory Addendum

DESIGNATED TERRITORY ADDENDUM

Macau

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory: MACAU

2.Additional Planet Payment Party (Name and address): PLANET PAYMENT (HONG KONG) LTD 星滙易(香港)有限公司, a Hong Kong company with its principal place of business at 21/F Asia Orient Tower, Town Place, 33 Lockhart Road, Wan Chai, Hong Kong, SAR.

3.Additional Global Payments Party (Name and address): GLOBAL PAYMENTS ASIA PACIFIC LIMITED a Hong Kong company with its principal place of business at 27/F Manhattan Place, 23 Wang Tai Road, Kowloon Bay, Hong Kong, SAR.

4.Superseded Agreement Relating to the Designated Territory: Service Agreement dated October 20, 2009, as amended.

5.Effective Date of this Addendum: June 1, 2015.

6.Approved Currency Changes: Macau Pataca (MOP) is not an Approved Currency.

7.Applicability of MCP Services: Not applicable. The Designated Territory is not an MCP Designated Territory.

8.Applicability of MICROS Services: Applicable. The Designated Territory is a MICROS Designated Territory.

9.Special Terms (if any): None.

10.Project Plan (if applicable): As previously agreed.

11.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the

Page 1 of Macau Territory Addendum

operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

12.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

13.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Planet Payment (Hong Kong) Ltd.	Global Payments Asia Pacific Limited

By:	By:

Name:	Name: Rowell del Fierro

Title:	Title: Authorized Signatory

Page 2 of Macau Territory Addendum

DESIGNATED TERRITORY ADDENDUM

Malaysia

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory: MALAYSIA

2.Additional Planet Payment Party (Name and address): PLANET PAYMENT (HONG KONG) LTD 星滙易(香港)有限公司, a Hong Kong company with its principal place of business at21/F Asia Orient Tower, Town Place, 33 Lockhart Road, Wan Chai, Hong Kong, SAR.

3.Additional Global Payments Party (Name and address): GLOBAL PAYMENTS CARD PROCESSING SDN BHD, a Malaysia company with its principal place of business at Upper Penthouse B-22-2, Northpoint Offices, Number 1 Medan Syed Putra Utara, Kuala Lumpur, Malaysia 59200.

4.Superseded Agreement Relating to the Designated Territory: Amended and Restated Service Agreement, dated May 31, 2011, as amended.

5.Effective Date of this Addendum: June 1, 2015.

6.Approved Currency Changes: Malaysian Ringitt (MYR) and Chinese RMB Yuan (CNY) are not Approved Currencies.

7.Applicability of MCP Services: Not applicable. The Designated Territory is not an MCP Designated Territory.

8.Applicability of MICROS Services: Applicable. The Designated Territory is a MICROS Designated Territory.

9.Special Terms (if any): Solely with respect to this Designated Territory Addendum, Section B.1. of Schedule 2 of the Agreement shall be replaced with the following:

Planet Payment shall transmit all authorization data and Transactions submitted by Merchants, in mutually agreed file formats to Acquirer for clearing and settlement with the applicable Card Associations in accordance with the agreed timing chart set

Page 1 of Malaysia Territory Addendum

forth below (as amended by mutual agreement of the parties from time to time) (“Timing Chart”), subject to timely receipt of the required Transaction data  from the Merchant. The following table may be changed upon Acquirer’s reasonable request.

Locale	Sample Auth Time	Cutoff for Local Batch Settlement to Planet Switch	Pre-Settlement PIF Availability to Acquirer	Visa Base II – MC GCMS Transfer	Acquirer post settlement reporting
Malaysia MT (GMT + 8)	e	1 AM Day 2	3 AM Day 2	5 PM – Day 2	By 9 AM Day 3
GMT	12 PM Noon Day 1	5 PM Day 1	7 PM Day 1	9 AM Day 2	1 AM Day 3
Visa / MC central site day***	Day 1	Day 1	Day 1	Day 2	Settlement Reports for Day 2 Available Day 3
Number of Days from Auth (for IC Qualification)	0	0	0	1	Not relevant – Post Settlement
US – EST (GMT – 4)	8 AM Day 1	1 PM Day 1	3 PM Day 1	5 AM– Day 2	9 PM Day 2

Additional Notes:  During Daylight Savings Time DST the EST changes by 1 hour to GMT–4.

Settlement Cut-off Time: A transaction is defined as current day Transaction if it is settled before 1.00 a.m., midnight, Malaysia Time (MT) (GMT+ 8 hours) the next day.

10.Project Plan (if applicable): As previously agreed.

11.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

12.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure

Page 2 of Malaysia Territory Addendum

the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

13.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Planet Payment (Hong Kong) Ltd.	Global Payments Card Processing Malaysia SDN BHD

By:	By:

Name:	Name: Rowell del Fierro

Title:	Title: Authorized Signatory

Page 3 of Malaysia Territory Addendum

DESIGNATED TERRITORY ADDENDUM

Maldives

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory: MALDIVES

2.Additional Planet Payment Party (Name and address):  PLANET PAYMENT (HONG KONG) LTD 星滙易(香港)有限公司, a Hong Kong company with its principal place of business at21/F Asia Orient Tower, Town Place, 33 Lockhart Road, Wan Chai, Hong Kong, SAR.

3.Additional Global Payments Party (Name and address): GLOBAL PAYMENTS ASIA PACIFIC LIMITED a Hong Kong company with its principal place of business at 27/F Manhattan Place, 23 Wang Tai Road, Kowloon Bay, Hong Kong, SAR.

4.Superseded Agreement Relating to the Designated Territory: Service Agreement, dated August 6, 2010, as amended.

5.Effective Date of this Addendum: June 1, 2015.

6.Approved Currency Changes: United States Dollar (USD) is not an approved currency.

7.Applicability of MCP Services: Not applicable. The Designated Territory is not an MCP Designated Territory.

8.Applicability of MICROS Services: Applicable. The Designated Territory is a MICROS Designated Territory.

9.Special Terms (if any): None.

10.Project Plan (if applicable): As previously agreed.

11.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the

Page 1 of Maldives Territory Addendum

operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

12.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

13.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Planet Payment (Hong Kong) Ltd.	Global Payments Asia Pacific Limited

By:	By:

Name:	Name: Rowell del Fierro

Title:	Title: Authorized Signatory

Page 2 of Maldives Territory Addendum

DESIGNATED TERRITORY ADDENDUM

Philippines

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory: PHILIPPINES

2.Additional Planet Payment Party (Name and address):  PLANET PAYMENT (HONG KONG) LTD 星滙易(香港)有限公司, a Hong Kong company with its principal place of business at21/F Asia Orient Tower, Town Place, 33 Lockhart Road, Wan Chai, Hong Kong, SAR.

3.Additional Global Payments Party (Name and address): GLOBAL PAYMENTS ASIA PACIFIC LIMITED a Hong Kong company with its principal place of business at 27/F Manhattan Place, 23 Wang Tai Road, Kowloon Bay, Hong Kong, SAR.

4.Superseded Agreement Relating to the Designated Territory: Service Agreement, dated December 24, 2009, as amended.

5.Effective Date of this Addendum: June 1, 2015.

6.Approved Currency Changes: Philippine Peso (PHP) is not an Approved Currency.

7.Applicability of MCP Services: Not applicable. The Designated Territory is not an MCP Designated Territory.

8.Applicability of MICROS Services: Applicable. The Designated Territory is a MICROS Designated Territory.

9.Special Terms (if any): Acquirer and Planet Payment agree that each has been independently advised that as of the date of this Agreement, payments to Planet Payment under this Territory Addendum are not subject to withholding tax, but this fact may change in the event there is a change in the law of this Designated Territory.  The parties further agree that to the extent that gross receipts tax is payable under Section 122 of the Philippines National Revenue Code of 1997 from time to time in force (or any provision which amends or replaces such provision) with respect to the

Page 1 of Philippines Territory Addendum

whole or any part of the Gross FX Margin, such tax shall be shared by the parties in the same proportion as they share the Net FX Margin.

10.Project Plan (if applicable): As previously agreed.

11.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

12.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

13.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Planet Payment (Hong Kong) Ltd.	Global Payments Asia Pacific Limited

By:	By:

Name:	Name: Rowell del Fierro

Title:	Title: Authorized Signatory

Page 2 of Philippines Territory Addendum

DESIGNATED TERRITORY ADDENDUM

Sri Lanka

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory: SRI LANKA

2.Additional Planet Payment Party (Name and address):  PLANET PAYMENT (HONG KONG) LTD 星滙易(香港)有限公司, a Hong Kong company with its principal place of business at21/F Asia Orient Tower, Town Place, 33 Lockhart Road, Wan Chai, Hong Kong, SAR.

3.Additional Global Payments Party (Name and address): GLOBAL PAYMENTS ASIA PACIFIC LIMITED a Hong Kong company with its principal place of business at 27/F Manhattan Place, 23 Wang Tai Road, Kowloon Bay, Hong Kong, SAR.

4.Superseded Agreement Relating to the Designated Territory: Service Agreement, dated August 6, 2010, as amended.

5.Effective Date of this Addendum: June 1, 2015.

6.Approved Currency Changes: Sri Lanka Rupee is not an Approved Currency.

7.Applicability of MCP Services: Not applicable. The Designated Territory is not an MCP Designated Territory.

8.Applicability of MICROS Services: Applicable. The Designated Territory is a MICROS Designated Territory.

9.Special Terms (if any): None.

10.Project Plan (if applicable): As previously agreed.

11.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the

Page 1 of Sri Lanka Territory Addendum

operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

12.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

13.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Planet Payment (Hong Kong) Ltd.	Global Payments Asia Pacific Limited

By:	By:

Name:	Name: Rowell del Fierro

Title:	Title: Authorized Signatory

Page 2 of Sri Lanka Territory Addendum

DESIGNATED TERRITORY ADDENDUM

United States

THIS ADDENDUM is supplemental to the Services Agreement dated as of May 1, 2015 between PLANET PAYMENT, INC. (“Planet Payment”), and GLOBAL PAYMENTS DIRECT, INC. (“Acquirer”) (the “Agreement”) and is entered into pursuant to Section 2.2 thereof.  Words and expressions defined in the Agreement shall bear the same meaning herein as in the Agreement except to the extent separately defined herein.

The following provisions modify and supplement certain terms and operational procedures pursuant to the Agreement to the extent that they relate to the Designated Territory set forth below.  In the event of any conflict between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.

1.Designated Territory: UNITED STATES

2.Additional Planet Payment Party (Name and address): None.

3.Additional Global Payments Party (Name and address): None.

4.Superseded Agreement Relating to the Designated Territory: Service Agreement, dated December 1, 2010, as amended.

5.Effective Date of this Addendum: June 1, 2015.

6.Approved Currency changes: United States Dollar is not an Approved Currency.

7.Applicability of MCP Services: Applicable. The Designated Territory is an MCP Designated Territory.

8.Applicability of MICROS Services: Not applicable. The Designated Territory is not a MICROS Designated Territory.

9.Special Terms (if any): None.

10.Project Plan (if applicable): As previously agreed.

11.Each additional party named in Sections 2 and 3 of this Addendum hereby assumes and agrees to be bound by the provisions of the Agreement, as amended by this Addendum, with effect from the Effective Date as the Agreement relates to the operation of the Acquirer Program in the Designated Territory set forth in Section 1 above.

12.The parties undertake to execute and deliver and procure the execution and delivery by their respective Affiliates of all such further documents and shall take and procure

Page 1 of United States Territory Addendum

the taking of all such steps as may reasonably be required to give effect to the intent and purposes of this Addendum.

13.This Amendment will become effective when signed by duly authorized representatives of the parties.  The Agreement shall continue in full force and effect in all respects, except to the extent expressly amended by the provisions of this Addendum.

This Addendum was duly executed by the representatives of the parties on the 1st day of May, 2015.

Planet Payment, Inc.	Global Payments Direct, Inc.

By:	By:

Name:	Name: David L. Green

Title:	Title: Corporate Secretary

Page 2 of United States Territory Addendum